SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

(Amendment No.  )

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

OCATA THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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OCATA THERAPEUTICS, INC.

2015

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

July 22, 2015

at 9:00 a.m. local time

Location:

The Offices of Goodwin Procter LLP
53 State Street
Boston, Massachusetts 02109

OCATA THERAPEUTICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 22, 2015

To our Stockholders:

The 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Ocata Therapeutics, Inc. (“Ocata” or the “Company”) will be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109, on July 22, 2015, at 9:00 a.m. local time, to consider the following proposals:

1.

To elect the six (6) persons named herein as nominees for directors of the Company, to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified (Proposal No. 1);

2.	To approve the First Amendment to the Ocata Therapeutics, Inc. 2014 Stock Option and Incentive Plan to, among other things, increase the number of shares of our common stock available for issuance thereunder by 3,750,000 shares (Proposal No. 2);

3.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2015 (Proposal No. 3); and

4.	To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” Proposals 1-4. If you were a stockholder of record of Ocata Common Stock on May 29, 2015, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. The proxy materials will be furnished to stockholders on or about June 11, 2015.

The Company is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the Company’s costs.

By Order of the Board of Directors

/s/ Michael T. Heffernan	/s/ Paul K. Wotton
Michael T. Heffernan	Paul K. Wotton, PhD.
Chairman of the Board of Directors	President and Chief Executive Officer

TABLE OF CONTENTS

Page
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1

INFORMATION ABOUT STOCK OWNERSHIP	8

INFORMATION ABOUT THE BOARD OF DIRECTORS	9

INFORMATION ABOUT THE EXECUTIVE OFFICERS	19

ACTIONS TO BE TAKEN AT THE MEETING	35

PROPOSAL 1 — ELECTION OF SIX DIRECTORS NOMINATED BY THE COMPANY TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED	35

PROPOSAL 2 —APPROVAL OF AMENDMENT TO OPTION PLAN	36

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	43

OTHER MATTERS	45

ADDITIONAL INFORMATION	45

STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING	45

Ocata Therapeutics, Inc.

33 Locke Drive

Marlborough, Massachusetts 01752

(508) 756-1212

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 22, 2015

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors (the “Board of Directors” or “Board”) of Ocata Therapeutics, Inc. (herein after referred to as the “Company”, “we,” “us,” or “our”), for use at the annual meeting of the Company’s stockholders (the “Annual Meeting”) to be held at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109, on July 22, 2015, at 9:00 a.m. local time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about June 11, 2015.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy card that is solicited hereby has the power to revoke it prior to the voting of the appointed proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy card. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies. We have also engaged InvestorCom, Inc. to assist us in the distribution and solicitation of proxies for a fee of $12,500 plus expenses.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K (and related amendment) for the fiscal year ended December 31, 2014 available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

RECORD DATE

Stockholders of record at the close of business on May 29, 2015, will be entitled to receive notice of, to attend and to vote at the meeting.

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ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy card, namely, Paul Wotton, our President and Chief Executive Officer, and Edward Myles, our Chief Operating Officer and Chief Financial Officer, will vote:

•	FOR the re-election of the persons named herein as Directors of the Company, for a term expiring at the next annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR the approval of the First Amendment to the Ocata Therapeutics, Inc. 2014 Stock Option and Incentive Plan to, among other things, increase the number of shares of the Company’s common stock available for issuance thereunder by 3,750,000 shares;

•	FOR the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015; and

•	According to his judgment, on the transaction of such matters or other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for re-election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the re-election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of May 29, 2015, there were 36,459,976 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. The outstanding shares of Common Stock constitute all of the outstanding voting stock of the Company.

A majority of the number of shares of Common Stock issued and outstanding on the record date (May 29, 2015), present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed ratification of BDO USA, LLP as our independent registered accounting firm is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal.

Under Delaware state law and provisions of the Company’s Certificate of Incorporation and By-Laws, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the nominees who receive the most votes will be elected to the open director positions. Abstentions, broker non-votes and other shares that are not voted in person or by proxy will not be included in the vote count to determine if a plurality of shares voted in favor of each nominee.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

Ocata Therapeutics, Inc. has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the annual meeting of stockholders to be held on July 22, 2015 at 9:00AM local time at the offices of Goodwin Procter LLP, 53 State Street, Boston, Massachusetts 02109. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about June 11, 2015 to all stockholders of record entitled to vote at the annual meeting.

What is included in these materials?

These materials include:

•	this proxy statement for the Annual Meeting;

•	the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014 as filed with the SEC on March 16, 2015; and

•	the Company’s Amendment No. 1 to its annual report on Form 10-K/A for the fiscal year ended December 31, 2014 as filed with the SEC on April 10, 2015.

If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

What is the proxy card?

The proxy card enables you to appoint each of Paul Wotton, our President and Chief Executive Officer, and Edward Myles, our Chief Operating Officer and Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning a proxy card, you are authorizing Dr. Wotton and Mr. Myles to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What items will be voted on?

You are being asked to vote on these specific proposals:

•	the election of the persons named herein as nominees for directors of the Company, for a term expiring at the next annual meeting of stockholders (or until successors are duly elected and qualified);

•	approval of the First Amendment to the Ocata Therapeutics, Inc. 2014 Stock Option and Incentive Plan to, among other things, increase the number of shares of the Company’s common stock available for issuance thereunder by 3,750,000 shares; and

•	ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

We will also transact any other business that properly comes before the Annual Meeting.

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How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote your shares:

•	FOR the re-election of the Directors of the Company, for a term expiring at the next annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR the approval of the First Amendment to the Ocata Therapeutics, Inc. 2014 Stock Option and Incentive Plan to, among other things, increase the number of shares of the Company’s common stock available for issuance thereunder by 3,750,000 shares; and

•	FOR the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending the Notice to the Company’s shareholders of record and beneficial owners. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one Notice?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please follow directions on each Notice to ensure that all of your shares are voted.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

•	view the Company’s proxy materials for the Annual Meeting on the Internet;

•	request hard copies of the Company’s proxy materials; and

•	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s Annual Meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the Annual Meeting?

There were 36,459,976 shares of Common Stock outstanding as of May 29, 2015. Only stockholders of record, including beneficial owners that hold their shares at brokerage firms and other financial institutions, at the close of business on May 29, 2015 are entitled to receive notice of, to attend, and to vote at the Annual Meeting. Each share of Common Stock entitles its holder to one vote. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Information About Stock Ownership.”

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What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on May 29, 2015, your shares were registered directly in your name with our transfer agent, Interwest Transfer Company, Inc., you are considered a stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company. If you request printed copies of the proxy materials by mail, you will receive a proxy card. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on May 29, 2015, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

How do I vote?

Shareholders of Record.   If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the vote instruction form.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

What if I change my mind after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at 33 Locke Drive, Marlborough, Massachusetts, 01752, a written notice of revocation prior to the Annual Meeting.

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Please note, however, that if your shares are held of record by an organization, you must instruct them that you wish to change your vote by following the procedures on the voting form provided to you by the organization. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the organization holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are proxies voted?

All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Shareholders of Record.   If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holder will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, which is the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015, but cannot vote on non-routine matters, which are the election of directors and the approval of the First Amendment to the Ocata Therapeutics, Inc. 2014 Stock Option and Incentive Plan.

How many votes are required to elect the nominated persons to our Board of Directors?

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of shares of Common Stock entitled to vote in the election are required to elect each director. This means that the nominees who receive the most votes will be elected to the open director positions, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

How many votes are required to approve the First Amendment to the Ocata Therapeutics, Inc. 2014 Stock Option and Incentive Plan?

The affirmative vote of the holders of a majority of the shares of our Common Stock present or represented and voting at the Annual Meeting is required to approve the First Amendment to the Ocata Therapeutics, Inc. 2014 Stock Option and Incentive Plan.

How many votes are required to approve the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015?

The affirmative vote of the holders of a majority of the shares of our Common Stock present or represented and voting at the Annual Meeting is required to approve the ratification of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

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Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;
•	to allow for the tabulation and certification of votes; and
•	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board of Directors.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting and also in a Form 8-K which we will file with the SEC within four business days following the Annual Meeting.

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INFORMATION ABOUT STOCK OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of May 15, 2015, on such date, 36,061,179 shares of Common Stock were outstanding.

Beneficial ownership is determined in accordance with the applicable rules of the Securities and Exchange Commission and includes voting or investment power with respect to shares of our Common Stock. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of Common Stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of May 15, 2015. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. The information set forth below is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares deemed beneficially owned in this table does not constitute an admission of beneficial ownership of those shares.

Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except, where applicable, to the extent authority is shared by spouses under applicable state community property laws.

The following table sets forth information regarding beneficial ownership of our capital stock as of May 15, 2015 by:

•	5% or greater stockholders;

•	Each of our directors and named executive officers; and

•	All of our directors and executive officers, as a group.

Name and Address (1) of Beneficial Owner	Number of Shares Beneficially Owned	Percentage
5% or Greater Stockholders
None
Directors and Named Executive Officers
Paul K. Wotton, Ph. D.	–	–
Edward Myles(2)	163,332	*
Robert P. Lanza M.D. (3)	498,867	1.37
Eddy Anglade(4)	71,667	*
H. LeRoux Jooste	–	–
Alan C. Shapiro(5)	306,766	*
Robert Langer(6)	91,000	*
Zohar Loshitzer(7)	40,168	*
Gregory D. Perry(8)	39,334	*
Michael Heffernan(9)	130,871	*
Directors and Executive Officers as a Group (10 Persons)	1,342,005	3.64

(*) Represents beneficial ownership of less than 1%.

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(1)	Unless otherwise indicated, the address of the beneficial owner is 33 Locke Drive, Marlborough, Massachusetts 01752.
(2)	Consists of 163,332 shares issuable to Mr. Myles upon exercise of stock options exercisable within 60 days of May 15, 2015.
(3)	Includes (i) 175,509 shares held directly by Dr. Lanza and (ii) 323,358 shares issuable to Dr. Lanza upon exercise of stock options exercisable within 60 days of May 15, 2015.
(4)	Includes 71,667 shares issuable to Dr. Anglade upon exercise of stock options exercisable within 60 days of May 15, 2015.
(5)	Includes (i) 279,516 shares held directly by Dr. Shapiro; (ii) 26,000 shares issuable to Dr. Shapiro upon exercise of stock options exercisable within 60 days of May 15, 2015 and (iii) 1,250 shares of common stock which will be granted within 60 days of May 15, 2015.
(6)	Includes (i) 48,500 shares held directly by Dr. Langer; (ii) 41,250 shares issuable to Dr. Langer upon exercise of stock options exercisable within 60 days of May 15, 2015 and (iii) 1,250 shares of common stock which will be granted within 60 days of May 15, 2015.
(7)	Includes (i) 18,084 shares held directly by Mr. Loshitzer; (ii) 20,834 shares issuable to Mr. Loshitzer upon exercise of stock options exercisable within 60 days of May 15, 2015 and (iii) 1,250 shares of common stock which will be granted within 60 days of May 15, 2015.
(8)	Includes (i) 17,667 shares held directly by Mr. Perry;(ii) 20,417 shares issuable to Mr. Perry upon exercise of stock options exercisable within 60 days of May 15, 2015 and (iii) 1,250 shares of common stock which will be granted within 60 days of May 15, 2015.
(9)	Includes (i) 23,500 shares held directly by Mr. Heffernan; (ii) 104,871 shares issuable to Mr. Heffernan upon exercise of stock options exercisable within 60 days of May 15, 2015 and (iii) 2,500 shares of common stock which will be granted within 60 days of May 15, 2015.

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Our directors are elected at the annual meeting of stockholders to hold office until the annual meeting of stockholders for the ensuing year or until their successors have been duly elected and qualified. Officers are elected annually by the Board of Directors and serve at the discretion of the Board. Following is information about our executive officers and directors. There are no family relationships among our executive officers or directors.

Name	Age	Position
Paul K. Wotton, Ph. D.	54	President and Chief Executive Officer, Member of the Board of Directors
Michael Heffernan	50	Chairman of the Board of Directors
Alan C. Shapiro, Ph.D.	69	Member of the Board of Directors
Robert Langer, Sc.D.	66	Member of the Board of Directors
Zohar Loshitzer	57	Member of the Board of Directors
Gregory D. Perry	54	Member of the Board of Directors

Paul K. Wotton, Ph.D. joined the Company as President and Chief Executive Officer in July 2014. Dr. Wotton previously served as an executive of Antares Pharma, Inc. (NASDAQ: ATRS) from 2008 to June 2014, most recently in the role of President and Chief Executive Officer from 2008, and as a director of Antares Pharma from 2004 until June 2014. Dr. Wotton formerly served as President and CEO of Topigen Pharmaceuticals, Inc., a biotechnology company based in Montreal, Canada. Dr. Wotton possesses over twenty years of experience in the pharmaceutical industry. Prior to joining Topigen, he was Head of Global Business Development at SkyePharma. Dr. Wotton also previously served as Vice President of Corporate Development for Eurand and Vice President of Business Development for Penwest Pharmaceuticals Co. He earned a Bachelor’s Degree in Pharmacy from the University of London, an MBA from Kingston Business School and a Ph.D. in pharmaceutical science from the University of Nottingham. Dr. Wotton’s knowledge of the Company, by virtue of his service as our President and Chief Executive Officer, enables him to provide valuable insight regarding our operations and personnel. In addition, his extensive pharmaceutical industry experience, coupled with previous service as an executive of a public company, brings valuable observations to the Board of Directors on a broad range of matters relating to pharmaceutical company operations and regulatory interactions.

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Michael Heffernan has served as a director since April 2012 and became Chairman of the Board of Directors effective October 2013. He has more than 25 years of experience in the pharmaceutical and related healthcare industries. He is currently Co-Founder, President and CEO of Collegium Pharmaceutical (NASDAQ: COLL). Collegium is a specialty pharmaceutical company focused on the development of pharmaceutical products for the treatment of chronic pain. He was also previously the Founder, President and CEO of Onset Therapeutics, a dermatology focused company that develops and commercializes products for the treatment of skin related illnesses and was responsible for the spin-off of this business to create PreCision Dermatology. Mr. Heffernan held prior positions as Co-Founder, President and CEO of Clinical Studies Ltd., a pharmaceutical contract research organization that he successfully sold. He also served as President and CEO of PhyMatrix, a public $400 million integrated healthcare services company where he was hired to restructure the company. Mr. Heffernan started his career at Eli Lilly and Company and served in numerous sales and marketing roles. He has also been a member of the Board of Directors, Advisor and Angel Investor in a number of healthcare companies. He is currently a member of the Board of Directors of Veloxis (OMX: VELO), a specialty pharmaceutical company. Mr. Heffernan earned his B.S. Degree in Pharmacy from the University of Connecticut and is a Registered Pharmacist. Mr. Heffernan’s pharmaceutical industry and business management knowledge and experience qualify him to serve as a director of the Company.

Alan C. Shapiro, Ph.D. has served as director since 2005. Dr. Shapiro is currently the Ivadelle and Theodore Johnson Professor of Banking and Finance Emeritus at the Marshall School of Business, University of Southern California, where he previously served as the Chairman of the Department of Finance and Business Economics, Marshall School of Business. Prior to joining the University of Southern California, Dr. Shapiro taught as an Assistant Professor at the University of Pennsylvania, Wharton School of Business, and has been a visiting professor at Yale University, UCLA, the Stockholm School of Economics, University of British Columbia and the U.S. Naval Academy. Dr. Shapiro has published over 50 articles in such academic and professional journals as the Journal of Finance, Harvard Business Review, and the Journal of Business, among many others. He frequently serves as an expert witness in cases involving valuation, economic damages, international finance, takeovers, and transfer financing through Trident Consulting Group LLC. He received his B.A. in Mathematics from Rice University, and a Ph.D. in Economics from Carnegie Mellon University. Dr. Shapiro is a trustee of Pacific Corporate Group’s Private Equity Fund. Dr. Shapiro’s board experience on multiple public company boards, his recognized expertise as a highly sought after financial advisor and his career as a professor and Chair in the field of Finance and Administration qualifies him as a valued member of our Board of Directors.

Robert S. Langer, Sc.D. has served as a director since October 2011. Since 2005, he has been an Institute Professor at the Massachusetts Institute of Technology (MIT) (there are 11 Institute Professors at MIT; being an Institute Professor is the highest honor that can be awarded to a faculty member). Dr. Langer has written approximately 1,230 articles and has over 1,030 issued or pending patents. His many awards include the National Medal of Science, National Medal of Technology and Innovation, Charles Stark Draper Prize (considered the engineering Nobel Prize), Albany Medical Center Prize (largest U.S. medical prize), Breakthrough Prize in Life Sciences, Wolf Prize in Chemistry, the Lemelson-MIT prize, for being “one of history’s most prolific inventors in medicine” and the Queen Elizabeth Prize for Engineering. Dr. Langer is one of the very few individuals ever elected to the Institute of Medicine, the National Academy of Engineering, and the National Academy of Sciences. Dr. Langer previously served on the board of directors of Fibrocell Science, Inc. and currently serves on the board of directors of Bind Therapeutics. Dr. Langer’s medical and scientific knowledge and experience qualify him to serve as a director of the Company.

Zohar Loshitzer has served as a director since November 2011. He is currently the Chief Business Development Officer and a director of Presbia, Inc (NASDAQ: LENS). Previously, Mr. Loshitzer served as a principal in Los Angeles-based private equity firm Orchard Capital and as the President, CEO and Founder of Universal Telecom Services. He is one of the founders of J2 Global Communications (NASDAQ: JCOM), and a co-founder and former managing director of Life Alert Emergency Response, Inc. He currently serves as a managing director of Orchard Telecom, Inc., and as a board member of Environmental Solutions Worldwide Inc. (“ESW”). ESW is a publicly traded company (OTCBB: ESWW) that manufactures and markets a diverse line of proprietary catalytic emission conversion, control and support products and technologies for the International Transportation, Construction and Utility markets. He has previously served as a board member to MAI Systems Corporation, an AMEX-listed company. Earlier in his career, Mr. Loshitzer worked in the aerospace industry at the R&D lab of Precision Instruments, a division of IAI (Israel Aircraft Industries). Mr. Loshitzer focuses on helping grow companies from startups to global enterprises. Under his leadership, company infrastructures have been dramatically scaled and offerings broadened while maintaining a strong culture of innovation. Mr. Loshitzer holds a degree in Electrical and Electronic Engineering from Ort Syngalowski College in Israel. Mr. Loshitzer’s finance and business management knowledge and experience qualifies him to serve as a director of the Company.

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Gregory D. Perry has served as a director since December 2011. He is currently the Chief Financial and Business Officer of Eleven Biotherapeutics Inc (NASDAQ: EBIO). Prior to joining Eleven Biotherapeutics, Mr. Perry served as Interim Chief Financial Officer of InVivo Therapeutics (NASDAQ: NVIV) and prior to InVivo, Mr. Perry was Executive Vice President and Chief Financial Officer (CFO) of Immunogen, Inc. (NASDAQ: IMGN) from 2009 to 2013, where he led the company’s strategic transition from a platform technology company to a product development company. Prior to Immunogen, Mr. Perry served as Chief Financial Officer CFO of Elixir Pharmaceuticals. He served as CFO of Domantis, Ltd. until its acquisition by GlaxoSmithKline in 2006, and as CFO of Transkaryotic Therapies, Inc. (TKT) until its acquisition by Shire plc in 2005. Before joining Transkaryotic Therapies in 2003, Mr. Perry served in financial management positions of increasing responsibility at PerkinElmer, Inc., Honeywell and GE’s European medical systems business unit. Mr. Perry holds a Bachelor of Arts degree in Economics and in Political Science from Amherst College. Mr. Perry’s pharmaceutical industry knowledge and experience qualifies him to serve as a director of the Company.

Board of Directors Meetings and Attendance

The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of our Board of Directors is to oversee the management of our company and, in doing so, serve the best interests of the Company and our stockholders. The Board of Directors selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. Our Board of Directors also participates in decisions that have a potential major economic impact on our company. Management keeps the directors informed of company activity through regular communication, including written reports and presentations at Board of Directors and committee meetings.

We have no formal policy regarding director attendance at the annual meeting of stockholders. The Board of Directors held twenty-one meetings in 2014, one in person and twenty via telephone. Each director attended at least 75% of the aggregate of the meetings of the Board and meetings of the committees of which he or she was a member in our last fiscal year. The Board also acted by unanimous written consent three times.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The members of each committee are appointed by our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, and serve one-year terms. Each of these committees operates under a charter that has been approved by the Board of Directors. The charter for each committee is available on our website.

Audit Committee

Mr. Perry, Dr. Shapiro, and Mr. Loshitzer serve on our Audit Committee. The Board of Directors has determined that Mr. Perry qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K and is independent according to the requirements of Rule 5605(a)(2) of the Nasdaq Marketplace Rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Audit Committee met ten times during 2014 and acted by unanimous written consent twice. The Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	approving audit and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

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•	reviewing the audit plan with the independent registered public accounting firm and members of management responsible for preparing our financial statements;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•	recommending, based upon the audit committee’s review and discussions with management and the independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	preparing the audit committee report required by the rules of the Securities and Exchange Commission, or SEC, to be included in our annual proxy statement;

•	reviewing all related party transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases and scripts.

Compensation Committee

The members of the Compensation Committee are Dr. Shapiro, Mr. Perry, Mr. Loshitzer, and Mr. Heffernan. Dr. Shapiro serves as chair of the Compensation Committee. The Compensation Committee met five times during 2014 and acted by unanimous written consent twice. The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;

•	evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining the compensation of our chief executive officer;

•	reviewing and approving the compensation of our other executive officers;

•	appointing, compensating and overseeing the work of any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;

•	conducting the independence assessment outlined in NASDAQ rules with respect to any compensation consultant, legal counsel or other advisor retained by the Compensation Committee;

•	annually reviewing and reassessing the adequacy of the committee charter in its compliance with the listing requirements of Nasdaq;

•	reviewing and establishing our overall management compensation, philosophy and policy;

•	overseeing and administering our compensation and similar plans;

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•	reviewing and approving our policies and procedures for the grant of equity-based awards;

•	reviewing and making recommendations to the Board of Directors with respect to director compensation;

•	reviewing and discussing with management the compensation discussion and analysis to be included in our annual proxy statement or Annual Report on Form 10-K; and

•	reviewing and discussing with the Board of Directors corporate succession plans for the chief executive officer and other key officers.

Our Compensation Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the NASDAQ.

Generally, the Compensation Committee’s process for determining executive and director compensation comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the chief executive officer, our Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by the chief executive officer. In the case of the chief executive officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, and analyses of historical executive compensation levels, including analyses of executive and director compensation paid at a peer group of other companies approved by our Compensation Committee.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Dr. Shapiro, Mr. Loshitzer, Mr. Heffernan, Mr. Perry, and Dr. Langer. Mr. Loshitzer serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee did not meet nor did it act by unanimous written consent during 2014. The Nominating and Corporate Governance Committee’s responsibilities include:

•	developing and recommending to the Board of Directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	identifying individuals qualified to become members of the Board of Directors;

•	recommending to the Board of Directors the persons to be nominated for election as directors and to each of the board’s committees;

•	developing and recommending to the Board of Directors a set of corporate governance guidelines; and

•	overseeing the evaluation of the Board of Directors and management. Our Board of Directors may establish other committees from time to time.

Identifying and Evaluating Director Nominees

Our Board is responsible for selecting its own members. The Board delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board, and of management, will be requested to take part in the process as appropriate.

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Generally, our Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, our Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires, background checks or any other means that the Nominating and Corporate Governance Committee deems to be appropriate in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board’s approval as director nominees for election to the Board.

Minimum Qualifications

Our Nominating and Corporate Governance Committee will consider, among other things, the following qualifications, skills and attributes when recommending candidates for the Board’s selection as nominees for the Board and as candidates for appointment to the Board’s committees. The nominee shall have the highest personal and professional integrity, shall have demonstrated exceptional ability and judgment, and shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders.

In evaluating proposed director candidates, our Nominating and Corporate Governance Committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, diversity (not limited to race, gender or national origin), the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence and the needs of the Board. We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee’s priority in selecting board members is identification of persons who will further the interests of our Company through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members, and professional and personal experiences and expertise relevant to our growth strategy. The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. The policy adopted by the Nominating and Corporate Governance Committee provides that candidates recommended by stockholders are given appropriate consideration in the same manner as other candidates.

In considering candidates to serve as directors, the Nominating and Corporate Governance Committee uses a subjective process for identifying and evaluating nominees to serve on our Board based on consideration of all factors it deems relevant. In addition, our Corporate Governance Guidelines set forth general minimum criteria for nomination as a director, which include the following:

•	The nominee shall have experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing;
•	The nominee shall be highly accomplished in his or her respective field, with superior credentials and recognition;
•	The nominee shall be well regarded in the community and shall have a long-term reputation for high ethical and moral standards;
•	The nominee shall have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards of directors on which such nominee may serve; and
•	To the extent such nominee serves or has previously served on other boards, the nominee shall have a demonstrated history of actively contributing at board meetings.

Communicating with the Directors

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. The chair of the Audit Committee is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.

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Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chair of the Audit Committee considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the Board should address such communications to the Board of Directors, c/o Corporate Secretary, Ocata Therapeutics, Inc., 33 Locke Drive, Marlborough, Massachusetts, 01752. Stockholders should indicate on their correspondence that they are an Ocata Therapeutics, Inc. stockholder.

Anyone may express concerns regarding questionable accounting or auditing matters or complaints regarding accounting, internal accounting controls or auditing matters to the Audit Committee by calling (508) 756-1212. Messages to the Audit Committee will be received by the chair of the Audit Committee and our Corporate Secretary. Stockholders may report their concern anonymously or confidentially.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, in October 2013, the Board determined that the roles should be separated. Dr. Wotton currently serves as our President and Chief Executive Officer, and Mr. Heffernan serves as Chairman of the Board.

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of our Board of Directors. The Audit Committee receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board of Directors, which also considers our risk profile. The Audit Committee and the full Board of Directors focus on the most significant risks facing our company and our company’s general risk management strategy, and also ensure that risks undertaken by our Company are consistent with the Board’s appetite for risk. In connection with its reviews of the operations and corporate functions of our Company, the Audit Committee and the full Board of Directors address the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. The Board oversees our Company’s risk management, while management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and changes in ownership of the Company’s Common Stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of the reports furnished to us, or written representations from Reporting Persons that all reportable transaction were reported, we believe that during the fiscal year ended December 31, 2014, our officers, directors and greater than ten percent stockholders timely filed all reports they were required to file under Section 16(a).

Compensation Committee Interlocks and Insider Participation

During 2014, Dr. Shapiro, Mr. Perry, Mr. Loshitzer and Mr. Heffernan served on the Compensation Committee. None of the members of the Compensation Committee has had a relationship with the Company or any subsidiary other than as a director or stockholder. No executive officer of the Company served or serves on the Compensation Committee or board of directors of any company that employed or employs any member of Company’s Compensation Committee or Board of Directors.

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Code of Ethics and Corporate Governance Guidelines

We have adopted a code of business conduct and ethics that applies to our directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) as well as our employees. A copy of our code of business conduct and ethics is available on our website at www.ocata.com under “Investors—Corporate Governance” or by requesting a copy in writing from Edward Myles, Secretary, at our Marlborough, Massachusetts office. We intend to post on our website all disclosures that are required by applicable law, the rules of the Securities and Exchange Commission or NASDAQ listing standards concerning any amendment to, or waiver from, our code of business conduct and ethics. A copy of the Corporate Governance Guidelines may also be accessed free of charge by visiting the website at www.ocata.com and going to the “Investors—Corporate Governance” section or by requesting a copy from Edward Myles, Secretary, at our Marlborough, Massachusetts office.

COMPENSATION OF DIRECTORS

Director Compensation Arrangements

Non-employee members of the Company’s Board of Directors receive: (1) an initial grant of 10,000 vested shares of the Company’s common stock, (2) an annual grant of 5,000 shares of the Company’s common stock (with 1,250 vested shares issued quarterly), (3) an annual grant on the first business day of each fiscal year of a fully vested, 10-year term, nonstatutory stock option covering 5,000 shares of the Company’s common stock with an exercise price equal to the fair market value of a share of Company common stock on the date of grant, (4) an annual cash retainer of $40,000 (payable in equal quarterly installments) and (5) a cash payment for attendance at each board meeting in the amount of $2,000 for in-person meetings, $1,000 for telephonic meetings and $500 for monthly update telephone meetings. The non-employee Chairman of the Board of Directors receives, in lieu of the grants and cash payments described above, (i) an annual grant of 10,000 shares of Company common stock (with 2,500 vested shares issued quarterly), (ii) an annual grant on the first business day of each fiscal year of a fully vested, 10-year term nonstatutory stock option covering 10,000 shares of the Company’s common stock with an exercise price equal to the fair market value of a share of the Company’s common stock on the date of grant, and (iii) an annual cash retainer of $80,000 (payable in equal quarterly installments). Payment for attendance at board meetings is the same for the Chairman as other members of the Board of Directors.

With respect to service on the Company’s Audit Committee, Compensation Committee or the Nominating and Corporate Governance Committee, the Chair of the committee receives an additional payment of $1,500 per meeting and the other members of the committee receive an additional $1,000 per meeting. Directors who are also one of our employees, such as Dr. Wotton, do not and will not receive any compensation for their services as our directors while they are also serving as an employee. Dr. Wotton’s compensation is discussed in the section below entitled “Executive Compensation”. Directors have been and will continue to be reimbursed for travel and other expenses directly related to activities as directors. The foregoing compensation structure for the non-employee directors was established and approved by the Compensation Committee and unanimously ratified by the full Board of Directors in October 2012.

The table below shows compensation paid to our non-employee directors in 2014.

	Fees Earned	Stock	Option
	or Paid in Cash	Awards	Awards	Total
Name	($)	($)(1)	($)(1)	($)
Alan C. Shapiro, Ph.D. (2)	74,048	34,913	24,650	133,611
Robert Langer, Sc.D. (3)	136,500	34,913	24,650	196,063
Zohar Loshitzer (4)	64,500	34,913	24,650	124,063
Gregory D. Perry (5)	73,500	34,913	24,650	133,063
Michael Heffernan (6)	142,000	69,825	793,400	1,005,225

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(1)	Represents the aggregate grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of all stock awards and stock options, as applicable, granted to the director during fiscal 2014. Please see the assumptions relating to the valuation of our stock awards and stock options, as applicable, which are contained in Note 13 to the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 as amended.
(2)	Dr. Shapiro received 1,250 shares of Company common stock at a per share price of $7.73, 1,250 shares of Company common stock at a per share price of $6.70, 1,250 shares of Company common stock at a per share price of $7.41, and 1,250 shares of Company common stock at a per share price of $6.09. Dr. Shapiro received an option to purchase 5,000 shares of Company common stock on January 2, 2014 that vested immediately, with an exercise price equal to $6.17, the fair market value of a share of the Company’s common stock on the date of grant. Included in the Fees Earned or Paid in Cash is approximately $36,548 paid in 4,729 shares of Company common stock received in lieu of cash compensation.
(3)	Dr. Langer received 1,250 shares of Company common stock at a per share price of $7.73, 1,250 shares of Company common stock at a per share price of $6.70, 1,250 shares of Company common stock at a per share price of $7.41, and 1,250 shares of Company common stock at a per share price of $6.09. Dr. Langer received an option to purchase 5,000 shares of Company common stock on January 2, 2014 that vested immediately, with an exercise price equal to $6.17, the fair market value of a share of the Company’s common stock on the date of grant.
(4)	Mr. Loshitzer received 1,250 shares of Company common stock at a per share price of $7.73, 1,250 shares of Company common stock at a per share price of $6.70, 1,250 shares of Company common stock at a per share price of $7.41, and 1,250 shares of Company common stock at a per share price of $6.09. Mr. Loshitzer received an option to purchase 5,000 shares of Company common stock on January 2, 2014 that vested immediately, with an exercise price equal to $6.17, the fair market value of a share of the Company’s common stock on the date of grant.
(5)	Mr. Perry received 1,250 shares of Company common stock at a per share price of $7.73, 1,250 shares of Company common stock at a per share price of $6.70, 1,250 shares of Company common stock at a per share price of $7.41, and 1,250 shares of Company common stock at a per share price of $6.09. Mr. Perry received an option to purchase 5,000 shares of Company common stock on January 2, 2014 that vested immediately, with an exercise price equal to $6.17, the fair market value of a share of the Company’s common stock on the date of grant.
(6)	Mr. Heffernan received 2,500 shares of Company common stock at a per share price of $7.73, 2,500 shares of Company common stock at a per share price of $6.70, 2,500 shares of Company common stock at a per share price of $7.41, and 2,500 shares of Company common stock at a per share price of $6.09. Mr. Heffernan received an option to purchase 10,000 shares of Company common stock on January 2, 2014 that vested immediately, with an exercise price equal to $6.17, the fair market value of a share of the Company’s common stock on the date of grant. Mr. Heffernan, in recognition of the exceptional effort and accomplishments in his role of Chairman of the Board of Directors, also received an option to purchase 100,000 shares of Company common stock on September 25, 2014 that vested in equal quarterly installments over the period of one year, with an exercise price equal to $7.94, the fair market value of a share of the Company’s common stock on the date of grant.

The table below shows the number of stock options held by each non-employee director as of December 31, 2014:

Stock
Name	Options
Alan C. Shapiro, Ph.D.	21,000
Robert Langer, Sc.D.	36,250
Zohar Loshitzer	15,834
Gregory D. Perry	15,417
Michael Heffernan	119,871

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2014 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees)," which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2014 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2014.

The Board of Directors has determined that Gregory Perry is an “audit committee financial expert” as defined in Item 401(e) of Regulation S-B. The Board of Directors has also determined that Mr. Perry meets the additional independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934.

Respectfully submitted by the Audit Committee,

Gregory D. Perry (Chairman)

Alan C. Shapiro

Zohar Loshitzer

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

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INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. All officers serve at the pleasure of the Board. The current executive officers of the Company are as follows:

Name	Age	Position
Paul K. Wotton, Ph.D.	54	President and Chief Executive Officer
Edward Myles	43	Chief Operating Officer and Chief Financial Officer
Robert P. Lanza M.D.	59	Chief Scientific Officer
Eddy Anglade, M.D.	53	Chief Medical Officer
H. LeRoux Jooste	59	Senior Vice President of Business Development and Chief Commercial Officer

Paul K. Wotton, Ph.D. joined the Company as President and Chief Executive Officer in July 2014. Dr. Wotton previously served as an executive of Antares Pharma, Inc. (NASDAQ: ATRS) from 2008 to June 2014, most recently in the role of President and Chief Executive Officer from 2008, and as a director of Antares Pharma from 2004 until June 2014. Dr. Wotton formerly served as President and CEO of Topigen Pharmaceuticals, Inc., a biotechnology company based in Montreal, Canada. Dr. Wotton possesses over twenty years of experience in the pharmaceutical industry. Prior to joining Topigen, he was Head of Global Business Development at SkyePharma. Dr. Wotton also previously served as Vice President of Corporate Development for Eurand and Vice President of Business Development for Penwest Pharmaceuticals Co. He earned a Bachelor’s Degree in Pharmacy from the University of London, an MBA from Kingston Business School and a Ph.D. in pharmaceutical science from the University of Nottingham. Dr. Wotton’s knowledge of the Company, by virtue of his service as our President and Chief Executive Officer, enables him to provide valuable insight regarding our operations and personnel. In addition, his extensive pharmaceutical industry experience, coupled with previous service as an executive of a public company, brings valuable observations to the Board of Directors on a broad range of matters relating to pharmaceutical company operations and regulatory interactions.

Edward Myles joined the Company in June 2013, as the Company’s Chief Financial Officer and Executive Vice President of Corporate Development. Effective January 21, 2014, the Board appointed Mr. Myles to the additional role of Interim President until Dr. Wotton’s appointment as President in July 2014. Effective May 22, 2014, the Board appointed Mr. Myles to the additional role of Chief Operating Officer. From November 2008 to June 2013 Mr. Myles was with PrimeraDx, a privately-held molecular diagnostics company, where he served as Chief Financial Officer and Vice President of Operations. At PrimeraDx, Mr. Myles helped to lead the company from the proof-of-concept stage to become a fully integrated commercial organization. Prior to joining PrimeraDx, Mr. Myles was the Chief Financial Officer and Senior Vice President of Finance at Pressure BioSciences, a Nasdaq-listed, life-science tools company. Earlier in his career, Mr. Myles held financial positions of increasing responsibility with EMD Pharmaceuticals (a subsidiary of Merck KGaA), SG Cowen Securities Corporation, Boston Biomedica and PricewaterhouseCoopers. Mr. Myles received a Master’s Degree in Business Administration from Washington University in St. Louis and a Bachelor’s Degree in business administration from the University of Hartford. Mr. Myles became a CPA in 1996.

Robert P. Lanza, M.D. has been our Chief Scientific Officer since October 2007. Dr. Lanza has over 20 years of research and industrial experience in the areas of tissue engineering and transplantation medicine. Prior to his promotion to Chief Scientific Officer, Dr. Lanza served as the Company’s VP of Research & Scientific Development. Before joining us in 1999, from 1990 to 1998, Dr. Lanza was Director of Transplantation Biology at BioHybrid Technologies, Inc., where he oversaw that company’s xenotransplantation and bioartificial pancreas programs. He has edited or authored sixteen books, including Principles of Tissue Engineering (4th ed. co-edited with R. Langer and J. Vacante), Yearbook of Cell and Tissue Transplantation, One World: The Health & Survival of the Human Species in the Twenty-First Century, and Xeno: The Promise of Transplanting Animal Organs into Humans (co-authored with D.K.C. Cooper). Dr. Lanza received his B.A. and M.D. Degrees from the University of Pennsylvania, where he was both a University Scholar and Benjamin Franklin Scholar.

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Eddy Anglade, M.D. joined the Company in January 2014, as the Company’s Chief Medical Officer. Dr. Anglade co-founded Lux Pharmaceuticals in 2006, serving as its Chief Medical Officer, where he guided the development of orphan designated and fast-track products as well as early phase development of a novel therapeutic agent for dry eye disease until July 2013. Previously he was Vice President of Clinical Development at Enzon Pharmaceuticals, where he oversaw all clinical development activities and was a member of the research and development leadership team. At Enzon, Dr. Anglade designed the industry’s first multi-center, randomized, placebo-controlled and blinded study of an agent for the prevention of rejection in lung transplantation. He has also served as a medical director for Hoffman-La Roche Inc. where he developed and implemented clinical strategies for their CellCept® and Cytovene® drugs and served as the medical monitor for Zenapax® in cardiac transplantation. Dr. Anglade holds an M.D. from Yale University. He completed his residency in ophthalmology at Massachusetts Eye and Ear Infirmary/Harvard Medical School, and received additional training in ocular immunology at the National Eye Institute/National Institutes of Health.

H. LeRoux Jooste joined the Company in October 2014, as the Company’s Senior Vice President of Business Development and Chief Commercial Officer. Mr. Jooste joined Ocata from Antares Pharma Inc. (NASDAQ: ATRS), where he served as Senior Vice President and General Manager, Pharmaceuticals since May 2012. Prior to joining Antares, Mr. Jooste was Vice President Commercial Assessment and Product Planning at Cephalon, a position he held from 2009 to 2012, after serving as Cephalon’s Vice President & General Manager Addiction Medicine. Earlier in his career he held senior level positions at Nabi Biopharmaceuticals, Aton Pharma, Wyeth and Eli Lilly. He graduated from Pharmacy School in Pretoria, South Africa and received his Bachelor of Commerce from the University of South Africa.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of our executive officers (including those of our subsidiaries) has:

•	had a bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

•	been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

•	been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

•	been the subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive of the Company is a party adverse to the Company or has a material interest adverse to the Company.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section describes the compensation program for the following executive officers, each of which are considered our “Named Executive Officers” for 2014 under applicable SEC rules: Paul K. Wotton, Ph. D. (President and Chief Executive Officer), Edward Myles (Chief Financial Officer and Chief Operating Officer), Robert P. Lanza M.D. (Chief Scientific Officer), Eddy Anglade, M.D. (Chief Medical Officer), and H. LeRoux Jooste (Senior Vice President of Business Development and Chief Commercial Officer). In particular, this section focuses on our 2014 compensation program and related compensation decisions.

As discussed above, the Board has established a Compensation Committee, comprised of independent, non-employee directors, which approves all compensation and awards to executive management. The members of the Compensation Committee have extensive executive level experience in other companies and bring a perspective of reasonableness to compensation matters with our Company. In addition, the Compensation Committee compares executive compensation practices of similar companies at similar stages of development, as discussed further in the “Peer Group” section below.

The objectives of our compensation program are as follows:

•	attract and retain individuals with superior ability and managerial experience;

•	align executive officers’ incentives with our corporate strategies, business objectives and the long-term interests of our stockholders; and

•	increase the incentive to achieve key strategic performance measures by linking incentive award opportunities to the achievement of such performance objectives and by providing a portion of total compensation for executive officers in the form of ownership in the Company.

Executive compensation is paid or granted pursuant to each Named Executive Officer’s employment agreement. Compensation adjustments are made occasionally based on changes in a Named Executive Officer’s level of responsibility or on changed local and specific executive employment market conditions. Based on these factors, the Compensation Committee approved the execution of employment agreements with each of the Company’s Named Executive Officers.

Compensation Consultant

In February 2015, the Compensation Committee retained Radford (an Aon Hewitt company), as an independent compensation consultant to provide executive compensation advice. Radford reports directly to the Compensation Committee.

Radford was hired to perform the following services:

-	assist in developing a peer group to be used to assess our executive compensation program;
-	assess our executive compensation program and develop recommendations regarding salary, non-equity incentives and equity-based incentive compensation; and
-	review peer group short-term incentive design practices and assist the Company in developing the structure of a short-term incentive program.

Radford prepared analyses for the Compensation Committee based on its review of market data that it believed to be relevant, including compensation levels at, and financial performance of, the peer group of companies identified below. Radford also met with the Compensation Committee and with management to solicit input on job scope, performance, retention issues and other factors it views as relevant. Radford then prepared a report and presented it to the Compensation Committee with recommendations as to the compensation of the Named Executive Officers.

Based on its analysis of peer group compensation and practices, Radford recommended, and the Compensation Committee approved after deliberation, that no adjustments to the base salaries of Named Executive Officers, outside of a standard, annual cost of living adjustment, are needed at this time.

Radford does not provide any executive compensation consulting services other than those requested by the Compensation Committee and which are related to Radford’s engagement by the Compensation Committee. Radford does not perform any services directly for management or any other services for the Company and receives no compensation from the Company other than for its work in advising the Compensation Committee.

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Given the foregoing, along with (i) the absence of any business or personal relationship between Radford and any member of the Compensation Committee or any of our executive officers, (ii) the fact that Radford does not trade in Company stock, (iii) the fact that Radford has an independence policy that is reviewed annually by its governing body, and (iv) the fact that Radford proactively notifies the Compensation Committee of any potential or perceived conflicts of interest, the Compensation Committee has concluded that Radford’s work does not raise any conflict of interest.

Peer Group

In early 2015, Radford recommended (and the Compensation Committee approved) using the following publicly-traded, U.S.-based companies in the stem cell/biotechnology sector for purposes of assessing the compensation of the Named Executive Officers. The following companies were selected primarily because they generally had fewer than 100 employees and because their market capitalization was between $100 million and $600 million. Additionally, Radford supplemented the below peer group information with data from Radford’s 2014 Global Life Sciences Survey that analyzed publicly traded  pre-commercial biotechnology companies with under 100 employees.

•	Athersys	•	Idera Pharmaceuticals
•	Agenus	•	NeoStem
•	BIND Therapeutics	•	Neuralstem
•	BioTime	•	Osiris Therapeutics
•	Coronado Biosciences	•	Repligen
•	Cytokinetics	•	StemCells
•	Eleven Biotherapeutics	•	Stemline Therapeutics
•	Epizyme	•	Sunesis Pharmaceuticals
•	Fate Therapeutics	•	Verastem
•	Fibrocell Science	•	ZIOPHARM Oncology
•	Geron

Prior Year’s Stockholder Advisory Vote

At the 2014 annual meeting of stockholders, the Company's stockholders cast a non-binding advisory vote regarding the compensation of the Company's named executive officers as disclosed in the 2014 Proxy Statement. Stockholders overwhelmingly approved the proposal with approximately 74.4% of the votes cast in favor of our executive compensation programs (excluding abstentions). The Compensation Committee appreciates the stockholders’ continued strong support of the Company's compensation philosophy and objectives, which reaffirms to the Board the appropriateness and effectiveness of the Company's executive compensation programs, including continued emphasis on programs that reward our executives for generating sustainable profitability and delivering long-term value for our stockholders. No significant changes were made to the Company's executive compensation strategy in 2014. The Board and the Compensation Committee will continue to consider the results of the Company's stockholder advisor votes when making future compensation decisions for the Named Executive Officers. The stockholder advisory vote occurs every three fiscal years. We currently expect to hold the next stockholder vote on the frequency of "say-on-pay" proposals at the Company's 2017 annual meeting of stockholders.

Executive Compensation Components

Our executive compensation program consists of base salary, cash incentive bonuses, equity incentive compensation and broad-based benefits programs. Each of the elements of executive compensation is discussed in more detail below. We have not adopted any formal guidelines for allocating total compensation between long-term and short-term compensation, cash compensation and non-cash compensation, or among different forms of non-cash compensation. The Compensation Committee considers a number of factors in setting compensation for its executive officers, including Company performance, as well as the executive’s performance, experience, responsibilities and the compensation of executive officers in similar positions at comparable companies, including those in our peer group. We do not benchmark the total annual compensation of our executives to a specific market percentile, although the total annual target compensation (including base salary, target annual incentive and long-term incentives) for the Named Executive Officers generally falls near the median for similar positions within our peer group.

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Base Salary

Base salary represents the fixed portion of an executive officer’s compensation and is intended to provide compensation for day-to-day performance. The Compensation Committee believes that a competitive base salary is a necessary element of any compensation program that is designed to attract and retain talented and experienced executives. Base salaries for our Named Executive Officers are intended to be competitive with those received by other individuals in similar positions at the peer companies with which we compete for talent. Base salaries are originally established at the time the executive is hired and are based on individual experience, skills and expected contributions, our Compensation Committee’s understanding of what executives in similar positions at other peer companies are being paid at such time and are also the result of arms-length negotiations with certain executives during the hiring process. The base salaries of our Named Executive Officers are reviewed annually and may be adjusted to reflect market conditions and our executives’ performance during the prior year as well as the financial position of the Company, or if there is a change in the scope of the executive’s responsibilities. We believe that attractive base salaries can motivate and reward executives for their overall performance.

As of December 31, 2014, the base salaries for our Named Executive Officers were as follows:

Named Executive Officer	Base Salary
Paul K. Wotton, Ph. D.	$575,000
Edward Myles	$360,000
Robert P. Lanza, M.D.	$485,100
Eddy Anglade, M.D.	$366,000
H. LeRoux Jooste	$350,000

2014 Cash Bonus Incentive

After considering Radford’s report and recommendations, and based on discussions with both Radford and Dr. Wotton as well as previous discussions by the Board in connection with the hiring of, and renegotiation of employment agreements with, a number of the Named Executive Officers, the Compensation Committee formally established a cash bonus incentive arrangement for the Named Executive Officers based on the Company’s performance in 2014. The target bonus opportunity was 55% of annual base salary for Dr. Wotton, 35% of annual base salary for Mr. Myles, 40% of annual base salary for Dr. Lanza, 25% of annual base salary for Dr. Anglade and 40% of annual base salary for Mr. Jooste and were different for each NEO based on his position at the Company and comparable bonus opportunities for other executives in a similar position at other peer companies. The actual amount of any bonus that was earned by an executive could be more or less than his target amount based on the Compensation Committee’s determination as to the degree of his achievement of the specified performance goals.

The 2014 bonus arrangement utilized a performance matrix for the Named Executive Officers. The performance matrix included a number of detailed objectives which were categorized across all components of the Company. The major initiatives which make up the performance matrix are listed below:

•	Initiate the next phase of clinical trials for our lead retinal pigment epithelium programs for age-related macular degeneration, Stargardt’s Macular Degeneration, and myopic macular degeneration.

•	Resolve legacy legal and administrative matters that were outstanding as of January 1, 2014.

•	Capitalize the Company to pursue objectives and list on a national exchange.

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•	Advance the Company’s intellectual property position, including establishing positions in new clinical and pre-clinical programs.

•	Create redundancy in supply chain sufficient for clinical trials in short-term and commercialization in long-term.

•	Prioritization of cell source and therapeutic indication of pipeline assets.

The progress against each of these major initiatives was evaluated and graded by the Compensation Committee in early 2015. This evaluation process included discussions with management, including the Named Executive Officers.

The Compensation Committee believed that the above objectives were appropriate because they measured the executives’ abilities to create value for the Company. Furthermore, the Compensation Committee believed the objectives were sufficiently challenging and difficult to achieve, so as to drive the executives to optimize their efforts to achieve and exceed these objectives.

In February 2015, the Compensation Committee unanimously concluded that on an overall basis, the target corporate performance objectives were achieved to a level of 50% and that the Named Executive Officers would therefore each receive a cash bonus in an amount equal to 50% of their respective target bonus amounts for fiscal 2014. The Compensation Committee further determined that based on exceptional contributions to corporate performance, Mr. Myles’ and Dr. Anglade’s bonuses would be increased to approximately 100% of their target bonus for fiscal 2014.

Equity Incentive Compensation

Equity incentive grants to our Named Executive Officers are made at the discretion of the Compensation Committee under the terms of our Stock Option Plans. The Compensation Committee believes that equity incentives subject to vesting over time or upon achievement of performance objectives are effective long-term strategic incentives for our executives, as these awards align individual and team performance with the achievement of our long-term strategic and financial goals, as well as with stockholders’ interests. The Compensation Committee approves all option grants.

In 2014, the Compensation Committee made stock option and restricted stock unit grants to all Named Executive Officers subject to time-based vesting, which are described in the Grants of Plan-Based Awards table below. Stock options, which have exercise prices equal to at least the fair market value of a share of our Common Stock on the date of grant, reward executive officers only if our stock price increases from the date of grant.

Employee Benefits

In addition to the primary elements of compensation described above, the Named Executive Officers also participate in broad-based employee benefits programs available to all of our employees, including health insurance, life and disability insurance, dental insurance and our 401(k) plan. We generally do not provide perquisites to our Named Executive Officers except that we provide limited reimbursements for travel and/or relocation expenses to certain Named Executive Officers.

Risk Management Considerations

In response to the ongoing global economic recession, in 2014 the Compensation Committee considered the incentives under our executive compensation program and whether they introduced or encouraged excessive risk taking or other behaviors by our executives that could have a negative impact on our business. The Compensation Committee determined that our executive compensation program provides an appropriate balance of incentives and that it does not encourage our executives to take excessive risks or otherwise create risks that are reasonably likely to have a material adverse effect on us.

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Compensation Committee Report*

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Securities Act with management. Based upon that review and analysis, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” section be included in this Proxy Statement.

Submitted by the Compensation Committee:

Alan C. Shapiro (Chairman)

Gregory D. Perry

Zohar Loshitzer

Michael Heffernan

________________________

* The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference into any of our filings under the Securities Act or the Exchange Act whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

Summary Compensation Table

The following table summarizes the compensation paid to our Named Executive Officers for the fiscal year ending December 31, 2014, 2013, and 2012.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Paul K. Wotton	2014	243,269	(2)			1,965,000	1,980,000	71,156	(3)	44,370	(4)	4,303,795
President and Chief Executive	2013	–		–		–	–	–		–		–
Officer	2012	–		–		–	–	–		–		–

Edward Myles	2014	347,539		10,000	(5)	475,440	891,744	120,000	(6)	10,400	(7)	1,855,130
Chief Financial	2013	175,154		135,500		–	1,046,834	–		–		1,357,488
Officer and Chief Operating Officer	2012	–		–		–	–	–		–		–

Robert P. Lanza, M.D.	2014	485,100				475,440	891,744	97,040	(8)	10,400	(9)	1,968,263
Chief Scientific	2013	485,100		101,095		79,714	69,860	–		–		735,769
Officer	2012	462,000		–		–	–	138,600		–		600,600

Eddy Anglade, M.D.	2014	351,923	(10)			475,440	1,731,744	95,750	(11)	41,068	(12)	2,731,925
Chief Medical	2013	–		–		–	–	–		–		–
Officer	2012	–		–		–	–	–		–		–

H. LeRoux Jooste	2014	65,962	(13)			158,000	432,188	25,000	(14)	50,000	(15)	731,150
Senior Vice President of Business	2013	–		–		–	–	–		–		–
Development and Chief Commercial Officer	2012	–		–		–	–	–		–		–

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(1)	Represents the aggregate grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of all shares and stock options granted to the Named Executive Officers during fiscal 2014. Please see the assumptions relating to the valuation of our stock and stock option awards which are contained in Note 13 to the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.
(2)	Dr. Wotton joined the Company on July 21, 2014 and his 2014 base salary was pro-rated, based on an annual base salary of $575,000.
(3)	The non-equity plan incentive compensation amount represents $71,156 in cash bonus incentive as described in the Company’s CD&A.
(4)	The Company provided Dr. Wotton with a relocation reimbursement equal to $44,370 for expenses in connection with his relocation to the greater Boston, Massachusetts, area.
(5)	The bonus amount represents $10,000 for recognition related to Mr. Myles’ additional responsibilities for serving as the Company’s interim president during the first half of 2014.
(6)	The non-equity plan incentive compensation amount represents $120,000 in cash bonus incentive as described in the Company’s CD&A.
(7)	Mr. Myles received $10,400 as part of the Company’s 401(K) plan match.
(8)	The non-equity plan incentive compensation amount represents $97,040 in cash bonus incentive as described in the Company’s CD&A.
(9)	Dr. Lanza received $10,400 as part of the Company’s 401(K) plan match which has been included in All Other Compensation.
(10)	Dr. Anglade joined the Company on January 6, 2014 and his 2014 base salary was pro-rated, based on an annual base salary of $366,000.
(11)	The non-equity plan incentive compensation amount represents $95,750 in cash bonus incentive as described in the Company’s CD&A.
(12)	The Company provided Dr. Anglade with monthly payments equal to $3,000 for one year, to defray expenses related to travel from New Jersey to Marlborough, Massachusetts. In addition, Dr. Anglade received $5,068 as part of the Company’s 401(K) plan match.
(13)	Mr. Jooste joined the Company on October 14, 2014 and his 2014 base salary was pro-rated, based on an annual base salary of $350,000.
(14)	The non-equity plan incentive compensation amount represents $25,000 in cash bonus incentive as described in the Company’s CD&A.
(15)	The Company provided Mr. Jooste with a relocation reimbursement equal to $50,000 for expenses in connection with his relocation to the greater Boston, Massachusetts, area.

Employment Agreements

Employment Agreement with Paul Wotton

In connection with Paul Wotton’s appointment as Chief Executive Officer and President, we entered into an employment agreement with Dr. Wotton dated June 18, 2014, or the Wotton Agreement. Pursuant to the Wotton Agreement, Dr. Wotton will receive an annual base salary of $575,000, subject to annual review by the Board. Dr. Wotton will also be eligible to earn an annual cash incentive bonus with a target amount equal to 55% of his annual base salary, with the actual amount of such bonus, if any, to be determined by the Board. The Company also agreed to pay Dr. Wotton a relocation reimbursement of up to $50,000 for expenses in connection with his relocation to the greater Boston, Massachusetts, area.

The Wotton Agreement provides further that, if Dr. Wotton’s employment is terminated for any reason, he will receive a lump sum payment equal to any base salary earned through the date of termination, unpaid expense reimbursements and unused vacation that accrued through the date of termination. In addition, if Dr. Wotton’s employment is terminated by the Company without cause, or if he quits for good reason, he will be entitled to receive his accrued and unpaid salary and other benefits as well as the following: (a) a payment equal to one year’s base salary plus his earned but unpaid incentive compensation as of the date of termination, payable in accordance with the Company’s standard payroll practices, (b) reimbursement for up to twelve (12) months of COBRA payments if Dr. Wotton is not covered by any other comprehensive health and dental insurance plan, (c) accelerated vesting of any unvested equity awards that are scheduled to vest within one year of his termination date, and (d) effectiveness of any performance-based equity awards for three (3) months beyond the date of termination. If Dr. Wotton is terminated by the Company without cause or he quits for good reason, in either case, within twelve (12) months following a change in control, then he will be entitled to receive his accrued and unpaid salary and benefits as well as the following: (1) a lump sum payment equal to two years of base salary plus his earned but unpaid incentive compensation as of the termination date, (2) reimbursement for up to twelve (12) months of COBRA payments if Dr. Wotton is not covered by any other comprehensive health and dental insurance plan, and (3) 100% acceleration of all outstanding equity incentive awards to the extent subject to time-based vesting. The payment of these severance payments and benefits is conditioned upon Dr. Wotton providing a release of claims.

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Employment Agreement with Edward Myles

On May 22, 2014, we entered into an amended and restated employment agreement with Edward Myles, or the Myles Agreement. The Myles Agreement replaced the employment agreement between the Company and Mr. Myles executed in May 2013, pursuant to which Mr. Myles served as the Company’s Chief Financial Officer and Executive Vice President of Corporate Development. Pursuant to the Myles Agreement, Mr. Myles will receive an annual base salary of $360,000 and will serve as the Company’s Chief Operating Officer and Chief Financial Officer. Mr. Myles will be eligible to earn an annual cash incentive bonus with a target amount equal to 35% of his annual base salary. The actual amount of the performance bonus will be determined by the Board, and may be more or less than the target amount.

If Mr. Myles’ employment is terminated by the Company without cause or by Mr. Myles for good reason, then Mr. Myles will be entitled to receive his accrued and unpaid salary and other benefits as well as the following: (a) a continuation of base salary for twelve (12) months, (b) a lump-sum payment equal to 35% of his annual base salary, (c) reimbursement for up to twelve (12) months of COBRA payments if Mr. Myles is not covered by any other comprehensive health and dental insurance plan, (d) accelerated vesting of any unvested equity awards that are scheduled to vest within one year of his termination date, and (e) effectiveness of any performance-based equity awards for three (3) months beyond the date of termination. If Mr. Myles is terminated by the Company without cause or he quits for good reason, in either case, within twelve (12) months following a change in control, then he will be entitled to receive his accrued and unpaid salary and benefits as well as the following: (1) a lump sum payment equal to twelve (12) months of base salary plus the average annual bonus amount paid to Mr. Myles as determined over the three-year period immediately preceding such termination, (2) reimbursement for up to twelve (12) months of COBRA payments if Mr. Myles is not covered by any other comprehensive health and dental insurance plan, and (3) 100% acceleration of all outstanding equity incentive awards to the extent subject to time-based vesting. The payment of these severance payments and benefits is conditioned upon Mr. Myles providing a release of claims.

Employment Agreement with Robert P. Lanza

On October 1, 2014, we entered into an amended and restated employment agreement with Robert Lanza, or the Lanza Agreement. The Lanza Agreement replaced the prior employment agreement between the Company and Dr. Lanza executed in July 2011 as amended to date. Pursuant to the Lanza Agreement, Dr. Lanza will receive an annual base salary of $485,100 and will serve as the Company’s Chief Scientific Officer. Dr. Lanza will be eligible to earn an annual cash incentive bonus with a target amount equal to 40% of his annual base salary. The actual amount of the performance bonus will be determined by the Board, and may be more or less than the target amount.

If Dr. Lanza’s employment is terminated by the Company without cause or by Dr. Lanza for good reason, then Dr. Lanza will be entitled to receive his accrued and unpaid salary and other benefits as well as the following: (a) a continuation of base salary for twelve (12) months, and (b) reimbursement for up to twelve (12) months of COBRA payments if Dr. Lanza is not covered by any other comprehensive health and dental insurance plan. If Dr. Lanza is terminated by the Company without cause or he quits for good reason, in either case, within twelve (12) months following a change in control, then he will be entitled to receive his accrued and unpaid salary and other benefits as well as the following: (1) a lump sum payment equal to twelve (12) months of base salary, (2) reimbursement for up to twelve (12) months of COBRA payments if Dr. Lanza is not covered by any other comprehensive health and dental insurance plan, and (3) 100% acceleration of all outstanding equity incentive awards to the extent subject to time-based vesting. The payment of these severance payments and benefits is conditioned upon Dr. Lanza providing a release of claims.

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Employment Agreement with Eddy Anglade

On December 7, 2013, we entered into an employment agreement with Eddy Anglade, or the Anglade Agreement. Pursuant to the Anglade Agreement, Dr. Anglade will receive an annual base salary of $366,000. Dr. Anglade will be eligible to earn an annual cash incentive bonus with a target amount equal to 25% of his annual base salary. The actual amount of the performance bonus will be determined by the Board, and may be more or less than the target amount.

If Dr. Anglade’s employment is terminated by the Company without cause or by Dr. Anglade for good reason, then Dr. Anglade will be entitled to receive his accrued and unpaid salary and other benefits as well as the following: (a) a continuation of base salary for twelve (12) months, and (b) reimbursement for up to twelve (12) months of COBRA payments if Dr. Anglade is not covered by any other comprehensive health and dental insurance plan. If Dr. Anglade is terminated by the Company without cause or he quits for good reason, in either case, within twelve (12) months following a change in control, then he will be entitled to receive his accrued and unpaid salary and other benefits as well as the following: (1) a lump sum payment equal to twelve (12) months of base salary, (2) reimbursement for up to twelve (12) months of COBRA payments if Dr. Anglade is not covered by any other comprehensive health and dental insurance plan, and (3) 100% acceleration of all outstanding equity incentive awards to the extent subject to time-based vesting. The payment of these severance payments and benefits is conditioned upon Dr. Anglade providing a release of claims.

Employment Agreement with H. LeRoux Jooste

On October 14, 2014, we entered into an employment agreement with H. LeRoux Jooste, or the Jooste Agreement. Pursuant to the Jooste Agreement, Mr. Jooste will receive an annual base salary of $350,000. Mr. Jooste will be eligible to earn an annual cash incentive bonus with a target amount equal to 40% of his annual base salary. The actual amount of the performance bonus will be determined by the Board, and may be more or less than the target amount. The Company also agreed to pay Mr. Jooste a relocation reimbursement of up to $50,000 for expenses in connection with his relocation to the greater Boston, Massachusetts, area.

If Mr. Jooste’s employment is terminated by the Company without cause or by Mr. Jooste for good reason, then Mr. Jooste will be entitled to receive his accrued and unpaid salary and other benefits as well as the following: (a) a continuation of base salary for twelve (12) months, and (b) reimbursement for up to twelve (12) months of COBRA payments if Mr. Jooste is not covered by any other comprehensive health and dental insurance plan. If Mr. Jooste is terminated by the Company without cause or he quits for good reason, in either case, within twelve (12) months following a change in control, then he will be entitled to receive his accrued and unpaid salary and other benefits as well as the following: (1) a lump sum payment equal to twelve (12) months of base salary, (2) reimbursement for up to twelve (12) months of COBRA payments if Mr. Jooste is not covered by any other comprehensive health and dental insurance plan, and (3) 100% acceleration of all outstanding equity incentive awards to the extent subject to time-based vesting. The payment of these severance payments and benefits is conditioned upon Mr. Jooste providing a release of claims.

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Grants of Plan-Based Awards

								All	All
								other	other		Grant
								stock	option		date fair
		Estimated future payouts			Estimated future			awards	awards:	Exercise	value of
		under non-			payouts under			Number	Number	or base	stock and
		equity			equity			of	of	price of	option
	Date	incentive plan awards			incentive plan awards			sharesof	securities	option	Grant
Name and	of	Threshold	Target	Maximum	Threshold	Target	Maximum	stock or	underlying	awards	awards
Principal Position	Grant	($)	($)	($)	($)	($)	($)	units	options	($/Sh)	($)(1)

Paul K. Wotton (2)			316,250
President and Chief Executive
Officer

Stock Option Award	7/30/2014								300,000	6.55	1,980,000
Restricted Stock Unit Award	7/30/2014							300,000			1,965,000

Edward Myles (2)			126,000
Chief Operating
Officer and
Chief Financial Officer

Stock Option Award	9/12/2014								112,000	8.49	891,744
Restricted Stock Unit Award	9/12/2014							56,000			475,440

Robert P. Lanza, M.D. (2)			194,040
Chief Scientific
Officer

Stock Option Award	9/12/2014								112,000	8.49	891,744
Restricted Stock Unit Award	9/12/2014							56,000			475,440

Eddy Anglade, M.D. (2)			91,500
Chief Medical
Officer

Stock Option Award	2/4/2014								100,000	8.99	840,000
Stock Option Award	9/12/2014								112,000	8.49	891,744
Restricted Stock Unit Award	9/12/2014							56,000			475,440

H. LeRoux Jooste (2)			140,000
Senior Vice
President of Business Development and
Chief Commercial Officer

Stock Option Award	11/24/2014								75,000	6.32	432,188
Restricted Stock Unit Award	11/24/2014							25,000			158,000

(1)	Represents the aggregate grant date fair value, as determined under FASB ASC Topic 718, Stock Compensation, of all shares and stock options granted to the Named Executive Officers during fiscal 2014. Please see the assumptions relating to the valuation of our stock and stock option awards which are contained in Note 13 to the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.
(2)	Each Named Executive Officer was eligible to earn a fiscal 2014 performance-based bonus pursuant to his employment agreement as discussed above under “Employment Agreements.” The 2014 bonus program is described above under “2014 Cash Bonus Incentive” and the amounts paid are also shown above in the Summary Compensation Table. The targets were based on a percentage of annual base salary and this was 55% of annual base salary for Dr. Wotton, 35% of annual base salary for Mr. Myles, 40% of annual base salary for Dr. Lanza, 25% of annual base salary for Dr. Anglade and 40% of annual base salary for Mr. Jooste. Dr. Anglade, Dr. Wotton, and Mr. Jooste joined the Company in January 2014, July 2014, and October 2014 respectively. The targets in the table above reflect their annualized target bonus.

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Outstanding Equity Awards at December 31, 2014

The following table shows the number of shares of Company common stock covered by stock options and the number of restricted stock units held by the Named Executive Officers as of December 31, 2014.

	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested
Name			($)	($)		$

Paul K. Wotton		300,000 (1)	6.55	7/30/2024
President and Chief Executive					300,000 (2)	1,827,000
Officer

Edward Myles (3)	93,333 (3)	46,667	7.78	6/27/2023
Chief Financial Officer and	14,000 (4)	98,000	8.49	9/12/2024
Chief Operating Officer					56,000 (5)	341,040

Robert P. Lanza, M.D.,	5,000 (6)		85.00	1/31/2015
Chief Scientific	2,500 (7)		220.00	9/15/2015
Officer	40,000 (8)		21.00	2/7/2018
	53,500 (9)		9.80	11/13/2019
	17,834 (10)		19.50	1/10/2021
	150,000 (11)		15.70	8/8/2021
	12,858 (12)		6.20	11/8/2023
	14,000 (13)	98,000	8.49	9/12/2024
					56,000 (14)	341,040

Eddy Anglade, M.D.,	14,000(16)	100,000 (15)	8.99	2/4/2024
Chief Medical		98,000	8.49	9/12/2024
Officer					56,000 (17)	341,040

H. LeRoux Jooste		75,000 (18)	6.32	11/24/2024
Senior Vice					25,000 (19)	152,250
President of Business Development and
Chief Commercial Officer

(1)	These shares of Company common stock subject to the option held by Dr. Wotton vest as follows: 75,000 on 7/30/2015 and 6,250 per month for the following 36 months, subject to Dr. Wotton’s continued employment with the Company through each vesting date.
(2)	These restricted stock units held by Dr. Wotton vest as follows: 100,000 on each of 7/30/2015, 7/30/2016, and 7/30/2017, subject to Dr. Wotton’s continued employment with the Company through each vesting date.
(3)	These shares of Company common stock subject to the option held by Mr. Myles vested 46,667 on December 31, 2013, 23,333 on June 30, 2014, and 23,333 on December 31, 2014. The remaining unvested shares will vest as follows: 23,333 on June 30, 2015 and 23,334 on December 31, 2015, subject to Mr. Myles’ continued employment with the Company through each vesting date.
(4)	These shares of Company common stock subject to the option held by Mr. Myles vested 4,666 on 10/12/2014, 4,667 on 11/12/2014, and 4,667 on 12/12/2014. The remaining unvested shares will vest as follows: 4,666 per month for the remaining 21 months of the vesting period, subject to Mr. Myles’ continued employment with the Company through each vesting date.

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(5)	These restricted stock units held by Mr. Myles vest as follows: 18,667 on 9/12/2015 and 4,666 per quarter over the following 8 quarters, subject to Mr. Myles’ continued employment with the Company through each vesting date.
(6)	The option held by Dr. Lanza vested in full as of January 31, 2009.
(7)	The option held by Dr. Lanza vested in full as of December 31, 2006.
(8)	The option held by Dr. Lanza vested in full as of February 7, 2010.
(9)	The option held by Dr. Lanza vested in full as of November 13, 2010.
(10)	The option held by Dr. Lanza vested in full as of March 31, 2012.
(11)	The option held by Dr. Lanza vested in full as of September 30, 2013.
(12)	The option held by Dr. Lanza vested in full as of December 31, 2013.
(13)	These shares of Company common stock subject to the option held by Dr. Lanza vested 4,666 on 10/12/2014, 4,667 on 11/12/2014, and 4,667 on 12/12/2014. The remaining unvested shares will vest as follows: 4,666 per month for the remaining 21 months of the vesting period, subject to Dr. Lanza’s continued employment with the Company through each vesting date.
(14)	These restricted stock units held by Dr. Lanza vest as follows: 18,667 on 9/12/2015 and 4,666 per quarter over the following 8 quarters, subject to Dr. Lanza’s continued employment with the Company through each vesting date.
(15)	These shares of Company common stock subject to the option held by Dr. Anglade vest as follows: 25,000 on each of 2/4/2015, 2/4/2016, 2/4/2017, and 2/4/2018, subject to Dr. Anglade’s continued employment with the Company through each vesting date.
(16)	These shares of Company common stock subject to the option held by Dr. Anglade vested 4,666 on 10/12/2014, 4,667 on 11/12/2014, and 4,667 on 12/12/2014. The remaining unvested shares will vest as follows: 4,666 per month for the remaining 21 months of the vesting period, subject to Dr. Anglade’s continued employment with the Company through each vesting date.
(17)	These restricted stock units held by Dr. Anglade vest as follows: 18,667 on 9/12/2015 and 4,666 per quarter over the following 8 quarters, subject to Dr. Anglade’s continued employment with the Company through each vesting date.
(18)	These shares of Company common stock subject to the option held by Mr. Jooste vest as follows: 18,750 on 11/24/2015 and 1,562 per month over the following 36 months, subject to Mr. Jooste’s continued employment with the Company through each vesting date.
(19)	These restricted stock units held by Mr. Jooste vest as follows: 8,333 on each of 11/24/2015, 11/24/2016, and 11/24/2017, subject to Mr. Jooste’s continued employment with the Company through each vesting date.

Option exercises and stock vested—fiscal year 2014

With respect to the Named Executive Officers during the fiscal year ended December 31, 2014, there were no exercises of stock options and no vesting of restricted stock units.

Pension Benefits

We do not have any plan which provides for payments or other benefits at, following, or in connection with retirement.

Non-qualified Deferred Compensation

We do not have any defined contribution or other plan which provides for the deferral of compensation on a basis that is not tax-qualified.

Payments made upon involuntary termination by the Company without cause or for good reason by executive, or Company change in control transaction

This section provides estimates for compensation payable to each Named Executive Officer under hypothetical termination of employment and change in control scenarios under our compensatory arrangements with the Named Executive Officers (other than nondiscriminatory arrangements generally available to salaried employees). The amounts shown below are estimates and assume the hypothetical involuntary termination or change in control occurred on December 31, 2014, the last day of fiscal 2014, applying the provisions of the employment agreements that were in effect as of such date. Due to the number of factors and assumptions that can affect the nature and amount of any benefits provided upon the events discussed below, any amounts paid or distributed upon an actual event may differ.

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Dr. Wotton, if terminated without Cause or resigned for Good Reason

Pursuant to the terms of the Wotton Agreement, if Dr. Wotton had been terminated without cause or had resigned for good reason on December 31, 2014, Dr. Wotton would have been entitled to his accrued and unpaid salary and other benefits, as well as the following: (i) an amount equal to $575,000 (his annual base salary then in effect) plus his earned but unpaid incentive compensation (bonus) as of the date of termination, for an estimated total payment of $891,250, payable in equal installments in accordance with the Company’s standard payroll practices and commencing within 60 days of December 31, 2014, (ii) reimbursement to Dr. Wotton on a month-to-month basis of an amount equivalent to Dr. Wotton and Dr. Wotton’s spouse and dependent’s COBRA payments for up to twelve (12) months following the date of termination if Dr. Wotton were to properly elect COBRA coverage, for an estimated $14,840 in reimbursements over twelve (12) months, and (iii) full vesting of the stock option or restricted stock units held by Dr. Wotton that are scheduled to vest within one year of the termination date. This accelerated vesting of stock options and restricted stock units at December 31, 2014 would have resulted in $1,362,379 in value to Dr. Wotton. In addition, if a milestone underlying a performance-based equity award is achieved during the three (3) month period following such termination, Dr. Wotton would be entitled to the same vesting with respect to the applicable performance-based equity award that he would have vested in if he had been employed on the date of the achievement of the performance milestone.

Dr. Wotton, if terminated without Cause or resigned for Good Reason, within 12 months of a Change of Control

If a change in control had occurred on December 31, 2014 and the Company had either terminated Dr. Wotton without cause or Dr. Wotton had resigned for good reason on such date, (i) within sixty (60) days of December 31, 2014, a lump sum payment of $1,150,000 (equal to two (2) times his annual base salary then in effect) plus his earned but unpaid bonus, for an estimated total payment of $1,466,250, (ii) reimbursement to Dr. Wotton on a month-to-month basis of an amount equivalent to Dr. Wotton and Dr. Wotton’s spouse and dependent’s COBRA payments for up to twelve (12) months following the date of termination if Dr. Wotton were to properly elect COBRA coverage, for an estimated $14,840 in reimbursements over twelve (12) months, and (iii) full vesting of all stock option or restricted stock units held by Dr. Wotton. This accelerated vesting of stock options and restricted stock units at December 31, 2014 would have resulted in $3,931,847 in value to Dr. Wotton.

Mr. Myles, if terminated without Cause or resigned for Good Reason

Pursuant to the terms of the Myles Agreement, if Mr. Myles had been terminated without cause or had resigned for good Reason on December 31, 2014, Mr. Myles would have been entitled to his accrued and unpaid salary and other benefits, as well as the following: (i) commencing within sixty (60) days of December 31, 2014, a continuation of base salary for twelve (12) months, for an estimated total payment of $360,000, (ii) a lump-sum payment equal to 35% of his annual base salary, estimated at $126,000, and payable on the last payroll date of the 12-month severance period, (iii) reimbursement to Mr. Myles on a month-to-month basis of an amount equivalent to Mr. Myles and Mr. Myles’s spouse and dependents’ COBRA payments for up to twelve (12) months following the date of termination if Mr. Myles were to properly elect COBRA coverage, for an estimated $16,234 in reimbursements over twelve (12) months, and (iv) full vesting of the stock option or restricted stock units held by Mr. Myles that are scheduled to vest within one year of the termination date. This accelerated vesting of stock options and restricted stock units at December 31, 2014 would have resulted in $957,003 in value to Mr. Myles. In addition, if a milestone underlying a performance-based equity award is achieved during the three (3) month period following such termination, Mr. Myles would be entitled to the same vesting with respect to the applicable performance-based equity award that he would have vested in if he had been employed on the date of the achievement of the performance milestone.

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Mr. Myles, if terminated without Cause or resigned for Good Reason, within 12 months of a Change of Control

If a change in control had occurred on December 31, 2014 and the Company had either terminated Mr. Myles without cause or Mr. Myles had resigned for good reason on such date, (i) within sixty (60) days of December 31, 2014, a lump sum payment equal to $360,000 (his annual base salary then in effect) plus the average annual bonus amount paid to Mr. Myles as determined over the three-year period immediately preceding such termination, for an estimated total payment of $486,000, (ii) reimbursement to Mr. Myles on a month-to-month basis of an amount equivalent to Mr. Myles and Mr. Myles’s spouse and dependent’s COBRA payments for up to twelve (12) months following the date of termination if Mr. Myles were to properly elect COBRA coverage, for an estimated $16,234 in reimbursements over twelve (12) months, and (iii) full vesting of all stock option or restricted stock units held by Mr. Myles. This accelerated vesting of stock options and restricted stock units at December 31, 2014 would have resulted in $1,537,440 in value to Mr. Myles.

Dr. Lanza, if terminated without Cause or resigned for Good Reason

Pursuant to the terms of the Lanza Agreement, if Dr. Lanza had been terminated without cause or had resigned for good reason on December 31, 2014, Dr. Lanza would have been entitled to his accrued and unpaid salary and other benefits, as well as the following: (i) commencing within sixty (60) days of December 31, 2014, a continuation of base salary for twelve (12) months, for an estimated total payment of $485,100 and (ii) reimbursement to Dr. Lanza on a month-to-month basis of an amount equivalent to Dr. Lanza and Dr. Lanza’s spouse and dependent’s COBRA payments for up to twelve (12) months following the date of termination if Dr. Lanza were to properly elect COBRA coverage, for an estimated $5,696 in reimbursements over twelve (12) months.

Dr. Lanza, if terminated without Cause or resigned for Good Reason, within 12 months of a Change of Control

If a change in control had occurred on December 31, 2014 and the Company had either terminated Dr. Lanza without cause or Dr. Lanza had resigned for good reason on such date, (i) within sixty (60) days of December 31, 2014, a lump sum payment of $485,100 (equal to his annual base salary then in effect), (ii) reimbursement to Dr. Lanza on a month-to-month basis of an amount equivalent to Dr. Lanza and Dr. Lanza’s spouse and dependent’s COBRA payments for up to twelve (12) months following the date of termination if Dr. Lanza were to properly elect COBRA coverage, for an estimated $5,696 in reimbursements over twelve (12) months, and (iii) full vesting of all stock option or restricted stock units held by Dr. Lanza. This accelerated vesting of stock options and restricted stock units at December 31, 2014 would have resulted in $1,189,206 in value to Dr. Lanza.

Dr. Anglade, if terminated without Cause or resigned for Good Reason

Pursuant to the terms of the Anglade Agreement, if Dr. Anglade had been terminated without cause or had resigned for good reason on December 31, 2014, Dr. Anglade would have been entitled to his accrued and unpaid salary and benefits as well as the following: (i) commencing within sixty (60) days of December 31, 2014, a continuation of base salary for twelve (12) months, for an estimated total payment of $366,000 and (ii) reimbursement to Dr. Anglade on a month-to-month basis of an amount equivalent to Dr. Anglade and Dr. Anglade’s spouse and dependent’s COBRA payments for up to twelve (12) months following the date of termination if Dr. Anglade were to properly elect COBRA coverage, for an estimated $21,147 in reimbursements over twelve (12) months.

Dr. Anglade, if terminated without Cause or resigned for Good Reason, within 12 months of a Change of Control

If a change in control had occurred on December 31, 2014 and the Company had either terminated Dr. Anglade without cause or Dr. Anglade had resigned for good reason on such date, (i) within sixty (60) days of December 31, 2014, a lump sum payment of $366,000 (equal to his annual base salary then in effect), (ii) reimbursement to Dr. Anglade on a month-to-month basis of an amount equivalent to Dr. Anglade and Dr. Anglade’s spouse and dependent’s COBRA payments for up to twelve (12) months following the date of termination if Dr. Anglade were to properly elect COBRA coverage, for an estimated $21,147 in reimbursements over twelve (12) months, and (iii) full vesting of all stock option or restricted stock units held by Dr. Anglade. This accelerated vesting of stock options and restricted stock units at December 31, 2014 would have resulted in $1,863,965 in value to Dr. Anglade.

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Mr. Jooste, if terminated without Cause or resigned for Good Reason

Pursuant to the terms of the Jooste Agreement, if Mr. Jooste had been terminated without cause or had resigned for good reason on December 31, 2014, Mr. Jooste would have been entitled to his accrued and unpaid salary and benefits as well as the following: (i) commencing within sixty (60) days of December 31, 2014, a continuation of base salary for twelve (12) months, for a total estimated payment of $350,000 and (ii) reimbursement to Mr. Jooste on a month-to-month basis of an amount equivalent to Mr. Jooste and Mr. Jooste’s spouse and dependent’s COBRA payments for up to twelve (12) months following the date of termination if Mr. Jooste were to properly elect COBRA coverage, for an estimated $14,840 in reimbursements over twelve (12) months.

Mr. Jooste, if terminated without Cause or resigned for Good Reason, within 12 months of a Change of Control

If a change in control had occurred on December 31, 2014 and the Company had either terminated Mr. Jooste without cause or Mr. Jooste had resigned for good reason on such date, (i) within sixty (60) days of December 31, 2014, a lump sum payment of $350,000 (equal to his annual base salary then in effect), (ii) reimbursement to Mr. Jooste on a month-to-month basis of an amount equivalent to Mr. Jooste and Mr. Jooste’s spouse and dependent’s COBRA payments for up to twelve (12) months following the date of termination if Mr. Jooste were to properly elective COBRA coverage, for an estimated $14,840 in reimbursements over twelve (12) months, and (iii) full vesting of all stock option or restricted stock units held by Mr. Jooste. This accelerated vesting of stock options and restricted stock units at December 31, 2014 would have resulted in $728,918 in value to Mr. Jooste.

Certain Relationships and Related Transactions and Director Independence

Certain Relationships and Related Transactions

Our Board of Directors is responsible to approve all related party transactions according to our Code of Ethics. We have not adopted written policies and procedures specifically for related person transactions.

None of the following parties has, during the year ended December 31, 2014, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, other than as noted in this section:

•	Any of our directors or officers;
•	Any person proposed as a nominee for election as a director;
•	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding shares of common stock;
•	Any of our promoters; and
•	Any relative or spouse of any of the foregoing persons who has the same house as such person.

Director Independence

The Company complies with the standards of “independence” prescribed by the Nasdaq Marketplace Rules. Accordingly, our Board of Directors has determined that Dr. Alan Shapiro, Mr. Robert Langer, Mr. Zohar Loshitzer, Mr. Gregory Perry and Mr. Michael T. Heffernan meet the definition of “independent director” as defined in Rule 5605(a)(2) of the Nasdaq Marketplace Rules.

Interests of Certain Officers and Directors

The Company is not aware of any officer or director who has an interest in the matters to be voted upon at the Annual Meeting.

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ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL 1

ELECTION OF SIX DIRECTORS NOMINATED BY THE COMPANY TO HOLD OFFICE UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED

At this year’s Annual Meeting, the Board of Directors proposes that the following nominees, all of whom are currently serving as directors, be elected until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the six nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for the Company’s Board of Directors, to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Please see “Information About The Board of Directors” for information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Nominees

Name	Age	Position
Paul K. Wotton, Ph.D.	54	President and Chief Executive Officer, Member of the Board of Directors
Michael T. Heffernan	50	Chairman of the Board of Directors
Alan C. Shapiro, Ph.D.	69	Member of the Board of Directors
Robert Langer, Sc.D.	66	Member of the Board of Directors
Zohar Loshitzer	57	Member of the Board of Directors
Gregory D. Perry	54	Member of the Board of Directors

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders entitled to vote on the proposal in person or represented by proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes (which may or may not constitute less than a majority). As a result, broker non-votes and abstentions will not count towards the result.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

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PROPOSAL 2

APPROVAL OF THE FIRST AMENDMENT TO THE

OCATA THERAPEUTICS, INC. 2014 STOCK OPTION AND INCENTIVE PLAN

The Board believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and other key persons (including consultants) of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors anticipates that providing such persons with a direct stake in the Company will assure a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On June 9, 2015, our Board approved the First Amendment to the Ocata Therapeutics, Inc. 2014 Stock Option and Incentive Plan, subject to stockholder approval (the "2014 Plan" and such amendment, the "Plan Amendment"). The Plan Amendment increases the aggregate number of shares authorized for issuance under the Equity Incentive Plan by 3,750,000 shares from 250,000 shares to 4,000,000 shares. The Plan Amendment is attached hereto as Appendix A.

The Plan Amendment was designed to enhance the flexibility of the Compensation Committee in granting stock options and other awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant stock options and other awards to such persons at levels determined to be appropriate by the Compensation Committee. If the Plan Amendment is not approved by our stockholders, we currently anticipate that we will exhaust all the shares available for issuance under our 2014 Plan prior to early 2016 and such shares may be exhausted sooner if we continue to increase the size of our organization, including increases in headcount, which may be necessary to support our business growth. A copy of the Plan Amendment is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

As of December 31, 2014, we have granted options and RSUs covering 100,000 shares of common stock under our 2014 Plan, of which no stock options and no RSUs have expired or terminated, and of which no options have been exercised and no shares of common stock were issued upon settlement of vested RSUs. The number of options and RSUs outstanding under this plan as of December 31, 2014 was 75,000 and 25,000, respectively, and there were 150,000 shares of common stock available for grant under the 2014 Plan, not including any shares that might in the future be added back to the shares available for issuance under the 2014 Plan as a result of forfeiture, cancelation or other termination (other than by exercise).

As of May 29, 2015, we have granted options and RSUs covering 195,000 shares of common stock under our 2014 Plan, of which no stock options and no RSUs have expired or terminated, and of which no options have been exercised and no shares of common stock were issued upon settlement of vested RSUs. The number of options and RSUs outstanding under this plan as of the Record Date was 160,000 and 35,000, respectively, and there were 55,000 shares of common stock available for grant under the 2014 Plan, not including any shares that might in the future be added back to the shares available for issuance under the 2014 Plan as a result of forfeiture, cancelation or other termination (other than by exercise). A total of 36,459,976 shares of our common stock were outstanding as of the Record Date.

Summary of Material Features of the Amended Plan

The material features of the 2014 Plan as amended by the Plan Amendment, or the Amended Plan, are:

•	The maximum number of shares of common stock to be issued under the Amended Plan is 4,000,000 shares;

•	The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, performance shares, dividend equivalent rights, and cash-based awards is permitted;

•	The exercise price of stock options and stock appreciation rights may be decreased without stockholder approval;

•	Any material amendment to the 2014 Plan is subject to approval by our stockholders; and

•	The term of the Amended Plan will expire on September 8, 2024, which is ten years from the date of Board approval of the original 2014 Plan.

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Based solely on the closing price of our common stock as reported by on the NASDAQ Global Market on May 29, 2015, the maximum aggregate market value of the common stock that could potentially be issued under the Amended Plan is approximately $25,360,000. The shares we issue under the Amended Plan will be authorized but unissued shares or shares that we reacquire. The shares of common stock underlying any awards under the Amended Plan, as well as under the Company’s 2005 Plan that are forfeited, canceled or are otherwise terminated (other than by exercise), shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding are added back to the shares of common stock available for issuance under the Amended Plan.

Qualified Performance-Based Compensation under Code Section 162(m)

To ensure that certain awards granted under the Amended Plan to a “Covered Employee” (as defined in the Code) qualify as “performance-based compensation” under Section 162(m) of the Code, the Amended Plan provides that the Compensation Committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria that may include any or all of the following: (1) total shareholder return, (2) earnings before interest, taxes, depreciation and amortization; (3) net income (loss) (either before or after interest, taxes, depreciation and/or amortization); (4) changes in the market price of the stock; (5) economic value-added; (6) funds from operations or similar measure; (7) sales or revenue; (8) acquisitions or strategic transactions; (9) operating income (loss); (10) cash flow (including, but not limited to, operating cash flow and free cash flow); (11) return on capital, assets, equity, or investment; (12) return on sales; (13) gross or net profit levels; (14) productivity; (15) expense; (16) margins; (17) operating efficiency; (18) customer satisfaction; (19) working capital; (20) earnings (loss) per share of common stock; (21) sales or market shares; and (22) number of customers, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group, and which may be applied to the Company as a whole or to a unit, division, group or subsidiary. The Compensation Committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not exceed 1,000,000 shares of common stock for any performance cycle and options or stock appreciation rights with respect to no more than 1,000,000 shares of common stock may be granted to any one individual during any calendar year period. If a performance-based award is payable in cash, it cannot exceed $2,000,000 million for any performance cycle.

Summary of the Amended Plan

The following description of certain features of the Amended Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2014 Plan that is attached as Exhibit 10.30 to our Annual Report on Form 10-K for the year ended December 31, 2014, as amended by the Plan Amendment attached hereto as Appendix A.

Plan Administration. The Amended Plan is administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended Plan. The Compensation Committee may delegate to our Chief Executive Officer the authority to grant stock options to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not subject to Section 162(m) of the Code, subject to certain limitations and guidelines.

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Eligibility. Persons eligible to participate in the Amended Plan will be those full or part-time officers, employees, non-employee directors and other key persons (including consultants) of the Company and its subsidiaries as selected from time to time by the Compensation Committee in its discretion. Approximately 44 individuals are currently eligible to participate in the Amended Plan, which includes5 officers, 34 employees who are not officers, and 5 non-employee directors.

Plan Limits. 4,000,000 shares are initially available for issuance under the Amended Plan. The maximum award of stock options or stock appreciation rights granted to any one individual will not exceed 1,000,000 shares of common stock (subject to adjustment for stock splits and similar events) for any calendar year period. If any award of restricted stock, restricted stock units or performance shares granted to an individual is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award shall not exceed 1,000,000 shares of common stock (subject to adjustment for stock splits and similar events) to any one such individual in any performance cycle. If any cash-based award is intended to qualify as “performance-based compensation” under Section 162(m) of the Code, then the maximum award to be paid in cash in any performance cycle may not exceed $2 million. In addition, no more than 4,000,000 shares will be issued in the form of incentive stock options.

Stock Options. The Amended Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Amended Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the Compensation Committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be the last reported sale price of the shares of common stock on the NASDAQ on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee. In general, unless otherwise permitted by the Compensation Committee, no option granted under the Amended Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the Compensation Committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

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Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The term of a stock appreciation right shall be determined by the Compensation Committee, but may not exceed ten years.

Restricted Stock. The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with us through a specified restricted period.

Restricted Stock Units. The Compensation Committee may award restricted stock units to any participants. Restricted stock units are ultimately payable in the form of shares of common stock and may be subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Compensation Committee may also grant shares of common stock which are free from any restrictions under the Amended Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards. The Compensation Committee may grant performance share awards to any participant which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals (as summarized above) and such other conditions as the Compensation Committee shall determine.

Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights to participants which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of another award (other than a stock option or stock appreciation right) or as a freestanding award. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Change of Control Provisions. The Amended Plan provides that upon the effectiveness of a “sale event” as defined in the Amended Plan, except as otherwise provided by the Compensation Committee in the award agreement, the parties to the sale event may agree that awards shall be assumed or continued or substituted by the successor entity. To the extent the awards granted under the Amended Plan are not assumed or continued or substituted by the successor entity, upon the effective time of the sale event, the plan and all awards will terminate. In the event of such termination, (i) the Company shall have the option, in its sole discretion to make or provide for a cash payment to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights or (ii) each grantee will be permitted, within a specific period of time prior to the sale event, to exercise all outstanding stock options and stock appreciation rights, to the extent then exercisable. The Company shall also have the option to make or provide a cash payment to participants holding other awards, in exchange for cancellation thereof an amount equal to the per share cash consideration multiplied by the number of shares subject to such awards.

Adjustments for Stock Dividends, Stock Splits, Etc. The Amended Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the Amended Plan, to certain limits in the Amended Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

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Tax Withholding. Participants in the Amended Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. Subject to approval by the Compensation Committee, participants may elect to have the minimum tax withholding obligations satisfied by authorizing the Company to withhold shares of common stock to be issued pursuant to the exercise or vesting.

Amendments and Termination. The Board may at any time amend or discontinue the Amended Plan and may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. Notwithstanding the foregoing, the Board or Compensation Committee is specifically authorized to exercise its discretion to reduce the exercise price of outstanding stock options or stock appreciation rights or effect the repricing of such awards through cancellation and re-grants. Amendments shall be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the Amended Plan qualifies as performance-based compensation under Section 162(m) of the Code.

Effective Date of the Amended Plan. The Board adopted the 2014 Plan on September 8, 2014 and was approved by our stockholders on November 12, 2014. The Plan Amendment was approved by our Board on June 9, 2015. Awards of incentive options may be granted under the 2014 Plan until the date that that is 10 years from the date of Board approval. No other awards may be granted under the 2014 Plan after the date that is 10 years from the date of stockholder approval. If the Plan Amendment is not approved by stockholders, the 2014 Plan will continue in effect in its current form, and awards may be granted thereunder, in accordance with its terms.

New Plan Benefits

Because the grant of awards under the Amended Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Amended Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the Amended Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2014: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

	Stock Options		Restricted Stock Awards
Name and Position	Number	Average Exercise Price	Number	Dollar Value
Paul K. Wotton. Ph.D., President and Chief Executive Officer, Director	300,000	$6.55	300,000	$1,965,000
Robert Lanza, Chief Scientific Officer	112,000	$8.49	56,000	$475,440
Edward Myles, Chief Operating Officer and Chief Financial Officer	112,000	$8.49	56,000	$475,440
Eddy Anglade, Chief Medical Officer	212,000	$8.73	56,000	$475,440
H. LeRoux Jooste, SVP of Business Development and Chief Commercial Officer	75,000	$6.32	25,000	$158,000
Michael T. Heffernan, Director	110,000	$7.78	N/A	N/A
Alan C. Shapiro, Ph.D., Director	5,000	$6.17	N/A	N/A
Robert Langer, Sc.D., Director	5,000	$6.17	N/A	N/A
Zohar Loshitzer, Director	5,000	$6.17	N/A	N/A
Gregory D. Perry, Director	5,000	$6.17	N/A	N/A
All current executive officers, as a group	811,000	$7.63	493,000	$3,549,320
All current directors who are not executive officers, as a group	130,000	$7.53	N/A	N/A
All current employees who are not executive officers, as a group	211,750	$8.49	N/A	N/A

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Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Amended Plan. It does not describe all federal tax consequences under the Amended Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the Amended Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for certain awards under the Amended Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table (other than the Principal Financial Officer) receives compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). The Amended Plan is structured to allow certain awards to qualify as performance-based compensation.

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EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information, as of May 29, 2015, regarding stock options previously issued by the Company as compensation for services pursuant to the Company’s 2005 Stock Incentive Plan and 2014 Stock Incentive Plan.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted- Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders	2,290,389	$11.68	55,000
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	2,290,389	$11.68	55,000

Approval Required

The approval of the Plan Amendment requires the affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE FIRST AMENDMENT TO THE 2014 STOCK OPTION AND INCENTIVE PLAN

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PROPOSAL 3

Our Audit Committee has appointed the firm of BDO USA, LLP, an independent registered public accounting firm, as our independent registered public accounting firm for the year ending December 31, 2014, and the Board has ratified such appointment. The Board has directed that management submit the appointment of BDO USA, LLP as our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting.

BDO USA, LLP or its predecessor has served as our independent registered public accounting firm since November 2014. Representatives of BDO USA, LLP are expected to be at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm is not required by our by-laws or otherwise. However, the Board is submitting this appointment to the stockholders for ratification as a matter of good corporate practice. In the event our stockholders fail to ratify the appointment of BDO USA, LLP, the Audit Committee will not be required to replace BDO USA, LLP as our independent registered public accounting firm. In the event of such a failure to ratify, the Audit Committee and the Board will reconsider whether or not to retain that firm for future service. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

Change in Auditors

As previously disclosed in our Current Report on Form 8-K filed with the SEC on September 23, 2014, on September 17, 2014, the Audit Committee approved the engagement of BDO USA, LLP as our independent auditors for the fiscal year ending December 31, 2014 and notified our prior independent auditors SingerLewak LLP of its decision. The reports of SingerLewak LLP on our consolidated financial statements as of and for the fiscal years ended December 31, 2012 and 2013 did not contain adverse opinion or disclaimer of opinion, nor were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: The audit report of SingerLewak LLP on our financial statements for the fiscal year ended December 31, 2013 included an explanatory paragraph relating to an uncertainty as to our ability to continue as a going concern.

During our fiscal years ended December 31, 2012 and 2013 and any subsequent interim period preceding September 23, 2014, (i) there were no disagreements (as that term is defined in Item 304 (a)(l)(iv) of Regulation S-K and the related instructions) with SingerLewak LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to SingerLewak LLP’s satisfaction, would have caused SingerLewak LLP to make reference to the subject matter in connection with their reports on our financial statements for such years; and (ii) there were no reportable events, within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K, except as follows: In the audit report of SingerLewak LLP on our financial statements for the fiscal year ended December 31, 2013, SingerLewak LLP advised us that it determined that we had a material weakness as of December 31, 2013 related to ineffective controls over the evaluation and review of complex and non-routine transactions involving derivatives. No further "reportable events" as that term is described in Item 304 (a)(1)(v) of Regulation S-K were identified.

We did not consult with BDO USA, LLP during the two fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through September 23, 2014, regarding (i) the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

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Principal Accountant Fees and Services

	BDO USA, LLP	SingerLewak LLP
Fee Category	2014	2013
Audit Fees (1)	$154,500	$362,035
Audit Related Fees (2)	$–	$89,491
Tax Fees (3)	$–	$–
All Other Fees (4)	$–	$–

_______________

(1)	Audit fees consist of aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2014 and 2013.
(2)	Audit related fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.” These fees include review of registration statements.
(3)	Tax fees consist of aggregate fees billed for professional services for tax compliance, tax advice and tax planning.
(4)	All other fees consist of aggregate fees billed for products and services provided by the independent auditor, other than those disclosed above.

In connection with the audit of our 2014 financial statements, we entered into an engagement agreement with BDO USA, LLP which sets forth the terms by which BDO USA, LLP would perform our audit services.

All services expected to be rendered by BDO USA, LLP in 2015 are permissible under applicable laws and regulations, and are expected to be pre-approved by the Audit Committee. The Audit Committee also expects to approve certain non-audit services to be performed by BDO USA, LLP in 2015.

Approval Required

The approval of the Plan Amendment requires the affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF BDO USA, LLP AS DESCRIBED ABOVE.

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OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports and Form 10-K

Additional copies of the Company’s Annual Report on Form 10-K and Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2014 may be obtained without charge by writing to the Corporate Secretary, Ocata Therapeutics, Inc., 33 Locke Drive, Marlborough, Massachusetts 01752. The Company’s Annual Report on Form 10-K and Amendment No. 1 on Form 10-K/A can also be found on the Company’s website: www.ocata.com.

STOCKHOLDER PROPOSALS FOR THE 2016 ANNUAL MEETING

Proposals by any stockholder intended to be presented at the next Annual Meeting of Stockholders must be received by the Company for inclusion in material relating to such meeting not later than April 15, 2016.

Any stockholder who wishes to present proposals for inclusion in the Company’s proxy materials for the 2016 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Any stockholder who wishes to make a proposal at the 2016 Annual Meeting, other than one that will be included in our proxy materials, or who wishes to nominate a director must submit such proposal or nomination in writing to our principal executive offices no earlier than April 15, 2016 and no later than May 15, 2016 and must satisfy the requirements set forth in our by-laws. If a stockholder who wishes to present a proposal fails to notify us by April 15, 2016, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting. If the date of our 2016 Annual Meeting is advanced by more than 30 days or delayed by more than 30 days from the anniversary of our 2015 Annual Meeting, any stockholder nomination or other proposal must be received by us no earlier than the close of business on the 120th day prior to such advanced or delayed annual meeting date and no later than the close of business on the later of (1) the 90th day prior to such advanced or delayed annual meeting date and (2) the 10th day following the first public announcement of the meeting date.

By Order of the Board of Directors,

/s/ Michael T. Heffernan
Michael T. Heffernan
Chairman of the Board of Directors

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Appendix A

FIRST AMENDMENT

TO THE

OCATA THERAPEUTICS, INC.

2014 STOCK OPTION AND INCENTIVE PLAN

WHEREAS, Ocata Therapeutics, Inc. (the “Company”) maintains the Ocata Therapeutics, Inc. 2014 Stock Option and Incentive Plan (the “Plan”), which was previously adopted by the Board of Directors and the stockholders of the Company;

WHEREAS, the Board of Directors of the Company believes that the number of shares of common stock of the Company (“Common Stock”) remaining available for issuance under the Plan has become insufficient for the Company’s anticipated future needs;

WHEREAS, Section 18 of the Plan provides that the Board of Directors of the Company may amend the Plan at any time, subject to certain conditions set forth therein; and

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company to amend the Plan to provide that (i) an aggregate of 4,000,000 shares of Common Stock be made available for issuance under the Plan and (ii) the Plan include certain minimum vesting requirements.

NOW, THEREFORE:

1. Amendment of Plan to Increase Shares. Section 3(a) of the Plan is hereby amended by:

(i) deleting the number 250,000 in the first sentence thereof and replacing it with the number 4,000,000; and

(ii) deleting the number 250,000 in the fourth sentence thereof and replacing it with the number 1,000,000.

2. Amendment to Maximum Performance-Based Award. Section 12(d) is hereby amended by deleting the number 250,000 and replacing it with the number 1,000,000.

3. Effective Date of Amendment. This Amendment to the Plan shall become effective upon the date that it is adopted by the Board of Directors of the Company; provided, however, that this Amendment shall be subject to the approval of the Company’s stockholders in accordance with applicable laws and regulations at an annual or special meeting held within twelve months of such effective date. No stock option granted under the Plan prior to such stockholder approval may be exercised to the extent that the number of shares of Common Stock then available for issuance under the Plan, without giving effect to this Amendment, shall be less than the number of shares of Common Stock proposed to be purchased pursuant to such exercise.

4. Other Provisions. Except as set forth above, all other provisions of the Plan shall remain unchanged.

IN WITNESS WHEREOF, this Amendment to the Plan has been adopted by the Board of Directors of the Company this 9th day of June, 2015 and approved by the Company’s stockholders on July __, 2015.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors **Nominees**	☐	☐	☐	______________________

01 Paul Wotton, Ph.D. 02 Alan Shapiro, Ph.D. 03 Robert Langer, Sc.D. 04 Zohar Loshitzer 05 Gregory D. Perry
06 Michael T. Heffernan

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

0000250880_1 R1.0.0.51160

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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